As filed with the Securities and Exchange Commission on February 8, 2016
1933 Act File No. 333-
1940 Act File No. 811-23136

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
PRE-EFFECTIVE AMENDMENT NO. [  ]
POST-EFFECTIVE AMENDMENT NO. [  ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
AMENDMENT NO. [  ]
(Check Appropriate Box or Boxes)

EATON VANCE HIGH INCOME 2021 TARGET TERM TRUST
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)

(617) 482-8260
(Registrant’s Telephone Number, including Area Code)

MAUREEN A. GEMMA
Two International Place, Boston, Massachusetts 02110
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Mark P. Goshko, Esq.

Clair E. Pagnano, Esq.

K&L Gates LLP

State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

Approximate Date Of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [  ]

It is proposed that this filing will become effective (check appropriate box):

[  ] when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fees(1)
Common Shares of Beneficial Interest, $0.01 par value	50,000	$20.00	$1,000,000	$100.70

(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

____________________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION

February 8, 2016

(EATON VANCE LOGO)

  [X] Shares

Eaton Vance High Income 2021 Target Term Trust

The information in this prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Common Shares $10.00 per Share

The Trust.  Eaton Vance High Income 2021 Target Term Trust (the “Trust”) is a newly organized, diversified, closed-end management investment company.

Investment Objectives. The Trust’s investment objectives are high current income and to return $9.85 per share (the original net asset value (“NAV”) per common share of beneficial interest (“Common Share”) before deducting offering costs of $0.02 per Common Share) (“Original NAV”) to holders of Common Shares (“Common Shareholders”) on or about [X], 2021 (the “Termination Date”). No assurance can be given that the Trust’s investment objectives will be achieved.  The Trust will seek to balance these two objectives by seeking as high a level of current income as is consistent with the Trust’s overall credit performance, the declining average maturity of its portfolio strategy and its objective of returning Original NAV on the Termination Date. The objective to return the Trust’s Original NAV is not an express or implied guarantee obligation of the Trust or any other entity.

Investment Policies.  The Trust seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets (as defined on page [X]) in corporate debt obligations and, separately, at least 80% of its Managed Assets in corporate debt obligations that, at the time of investment, are rated below investment grade (BB+ or lower) or are unrated but deemed equivalent by the Trust’s investment adviser (“High Yield Obligations”). To limit the Trust’s exposure to interest rate and reinvestment risk, the longest maturity of any Trust holding will be not more than six months beyond the Termination Date.    Below investment grade securities are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest or dividends and repay principal, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration.

Five-Year Term and Final Distribution.  On or about the Termination Date, the Trust intends to cease its investment operations, liquidate its portfolio, retire or redeem its leverage facilities, and seek to return Original NAV  to Common Shareholders, unless the term is extended for one period of up to six months by a vote of the Trust’s Board of Trustees. The amount distributed to shareholders at termination will be based on the Trust’s NAV at that time, and depending upon a variety of factors, including the performance of the Trust’s portfolio over the life of the Trust, may be less, and perhaps significantly less, than Original NAV, or a shareholder’s original investment. Although the Trust has an investment objective of returning Original NAV to holders of Common Shares on or about the Termination Date, the Trust may not be successful in achieving this objective. The Trust’s ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions and the success of The Trust’s portfolio investments and cash flow management.

No Prior Trading History. Because the Trust is newly organized, its Common Shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the initial public offering.

Investing in the Common Shares involves certain risks. See “Investment objectives, policies and risks” beginning on page [X] of this prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total (1)
Public Offering Price	$10.00	$[x]
Maximum Sales Load (2)	$0.15	$[x]
Estimated Offering Expenses	$0.02	$[x]
Proceeds to the Trust (after expenses) (3)	$9.83	$[x]

(see notes on inside front cover page)

The underwriters expect to deliver the Common Shares to purchasers on or about [x], 2016.

The date of this prospectus is [x], 2016

______________________________________________________________________________________

(notes continued from previous page)

(1)

The Trust has granted the underwriters an option to purchase up to [x] additional shares at the public offering price, less the maximum sales load, within 45 days from the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, maximum sales load, estimated offering costs and proceeds, after expenses, to the Trust will be approximately $[x], $[x],  $[x] and $[x], respectively. See “Underwriters.”

(2)

Eaton Vance Management, the Trust’s investment adviser (and not the Trust), has agreed to pay, from its own assets, (1) additional compensation of $.05 per share to the underwriters in connection with this offering and separately (2) an upfront structuring fee to [x] and [x]. These fees and compensation are not reflected under “Maximum Sales load” in the table above. In addition, the Trust has agreed to reimburse the underwriters for certain expenses in connection with this offering in the aggregate amount not exceeding $[X]. See “Underwriters—Additional Compensation.”

(3)

Total offering costs to be paid by the Trust (other than the sales load) are estimated to be approximately $[x], which represents approximately $0.02 per Common Share. Eaton Vance Management has agreed to (i) pay all organizational expenses of the Trust and (ii) pay the amount by which the Trust’s offering costs (other than sales load) exceed $0.02 per Common Share. See “Use of Proceeds.”

(continued from previous page)

Investment Adviser.  The Trust’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”). As of December 31, 2015, Eaton Vance and its affiliates managed approximately $308.0 billion of client assets.

Exchange Listing.  The Trust intends to apply for listing of its Common Shares on the New York Stock Exchange under the ticker symbol “[XXX].”

Trust Investment Strategy.  The Trust’s investments are actively managed and may be bought and sold on a daily basis. The Adviser monitors the credit quality of instruments held by the Trust and other instruments available to the Trust. Although the Adviser considers ratings assigned by the rating services when making investment decisions, it performs its own credit and investment analysis utilizing various methodologies, including both bottom-up and  top-down investment analysis and consideration of macroeconomic and technical factors. The Adviser considers the relative value of instruments in the marketplace in making investment decisions and may seek to improve yield and preserve and enhance principal value through timely trading.

Trust Distributions.   The Trust intends to pay monthly income dividends to Common Shareholders.  The Trust may set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its net gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Trust, and the Trust may incur taxes on such retained amount. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date.

Leverage.  The Trust expects to use leverage obtained through borrowings from a financial institution  or institutions (“Borrowings”) initially in an amount not to exceed 25% of the Trust’s total managed assets (“Managed Assets”). The Trust may reduce or increase leverage based upon changes in market conditions and anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Trust’s holdings. In addition, the Trust may borrow for temporary, emergency or other purposes as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

Use of financial leverage creates an opportunity for increased income and return but, at the same time, creates added risks. There can be no assurance that a leveraging strategy will be successful. The fee paid to Eaton Vance will be calculated on the basis of the Trust’s Managed Assets, including proceeds from Borrowings, so the fees will be higher when leverage is utilized. See “Investment objectives, policies and risks—Use of Leverage and Related Risks” at page [x], “Investment objectives, policies and risks—Risk Considerations—Leverage risk” at page [x] and “Description of capital structure” at page [x].

This prospectus sets forth concisely information you should know before investing in the Common Shares. You should read this prospectus carefully before deciding to invest in the Trust and you should retain it for future reference. A Statement of Additional Information dated [x], 2016, as it may be amended, containing additional information about the Trust, has been filed with the SEC.  The Statement of Additional Information, annual and semi-annual reports to shareholders when available and other information about the Trust can be obtained without charge by calling 1-800-262-1122, by writing to the Trust at the address below or from the Trust’s website (http://www.eatonvance.com).  A table of contents to the Statement of Additional Information is located at page [x] of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available: at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the SEC’s internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Trust’s address is Two International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should not construe the contents of this prospectus as legal, tax or financial advice.  You should consult your own professional advisors as to legal, tax, financial or other matters relevant to the suitability of an investment in the Trust.

TABLE OF CONTENTS

Prospectus summary
Summary of Trust expenses
The Trust
Use of proceeds
Investment objectives, policies and risks
Management of the Trust
Distributions
Federal income tax matters
Dividend reinvestment plan
Description of capital structure
Certain provisions of the Declaration of Trust
Underwriting
Custodian and transfer agent
Legal matters
Reports to Shareholders
Independent registered public accounting firm
Additional information
Table of contents for the Statement of Additional Information
The Trust's privacy policy

You should rely only on the information contained or incorporated by reference in this prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate as of the date of this prospectus.  The Trust’s business, financial condition and results of operations may have changed since that date.

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Trust’s common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (“SAI”). In particular, you should carefully read the risks of investing in the Trust’s common shares, as discussed under “Investment objectives, policies and risks—Risk Considerations.”

THE TRUST

Eaton Vance High Income 2021 Target Term Trust (the “Trust”) is a newly organized, diversified, closed-end management investment company. Investments are based on the internal research and ongoing credit analysis of the Trust’s adviser, Eaton Vance Management (“Eaton Vance” or the “Adviser”), which is generally not available to individual investors. An investment in the Trust may not be appropriate for all investors. There is no assurance that the Trust will achieve its investment objectives.

THE OFFERING

The Trust is offering [x] common shares of beneficial interest, par value $.01 per share (the “Common Shares”), through a group of underwriters (the “Underwriters”) led by [x]. The Underwriters have been granted an option by the Trust to purchase up to [x] additional Common Shares. The initial public offering price is $10.00 per Share. The minimum purchase in this offering is [100] Common Shares ($[1,000]). See “Underwriting.” Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Trust’s offering costs (other than the sales load) exceed $0.02 per Common Share.  Eaton Vance or an affiliate has agreed to pay all organizational costs of the Trust.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

The Trust’s investment objectives are high current income and to return $9.85 per share (the original net asset value (“NAV”) per Common Share before deducting offering costs of $0.02 per Common Share) (“Original NAV”) to holders of Common Shares (“Common Shareholders”) on or about [X], 2021 (the “Termination Date”). No assurance can be given that the Trust’s investment objectives will be achieved.  The Trust will seek to balance these two objectives by seeking as high a level of current income as is consistent with the Trust’s overall credit performance, the declining average maturity of its portfolio strategy and its objective of returning Original NAV on the Termination Date.

The objective to return the Trust’s Original NAV is not an express or implied guarantee obligation of the Trust or any other entity.

Investment Strategies.

The Trust seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets (as defined on page [X]) in corporate debt obligations and separately at least 80% of its Managed Assets in corporate debt obligations that, at the time of investment, are rated below investment grade (BB+ or lower) or are unrated but deemed equivalent by the Adviser (“High Yield Obligations”). To limit the Trust’s exposure to interest rate and reinvestment risk, the longest maturity of any Trust holding will be not more than six months beyond the Termination Date (i.e., no later than [x], 2021).

The Trust’s investments are actively managed and may be bought and sold on a daily basis. The Adviser monitors the credit quality of instruments held by the Trust and other instruments available to the Trust. Although the Adviser considers ratings assigned by the rating services when making investment decisions, it performs its own credit and investment analysis utilizing various methodologies including both bottom up and top down investment analysis and consideration of macroeconomic and technical factors.  The Adviser considers the relative value of securities in the marketplace in making investment decisions and may seek to improve yield and preserve and enhance principal value through timely trading.

The average maturity of the Trust’s holdings is generally expected to shorten as the Trust approaches its Termination Date, which may reduce interest rate risk over time but which may also reduce amounts otherwise available for distribution to Common Shareholders. In addition, during the wind-up period (the three to twelve month period preceding the Termination Date), the Trust may invest less than 80% of its Managed Assets in High Yield Obligations due to limited availability of appropriate shorter maturity High Yield Obligations. Through its overall strategy, the Trust seeks to capitalize on the credit spread opportunity (measured by the difference between the yield of High Yield Obligations and high grade debt securities having similar maturities) prevailing in the market and to further align the portfolio value during the wind-up period (the three to twelve month period preceding the Termination Date) with Original NAV. There can be no assurance that the Trust’s strategies will be successful.

Portfolio Contents.

The Trust invests primarily in High Yield Obligations, which are debt instruments rated below investment grade (i.e., bonds rated lower than BBB by Standard & Poor’s Ratings Services (“S&P”) or unrated but judged by Eaton Vance to be of comparable quality. High Yield Obligations held by the Trust may include bonds, notes, senior loans and other types of debt instruments described in this prospectus and the SAI and derivatives that provide comparable economic exposure. The Trust may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK”).  High Yield Obligations are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest or dividends and repay principal, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration.

The Trust may invest up to 25% of its Managed Assets in securities of non-U.S. issuers, including up to 5% of its Managed Assets in securities of emerging markets issuers; provided that the Trust will not invest in securities denominated in currencies other than U.S. dollars.  The Trust may invest up to 10% of its Managed Assets in senior floating-rate loans in which the interest rate paid fluctuates based on a reference rate.

Investments rated CCC+ or lower, or unrated but deemed equivalent by the Adviser, will be limited to 20% of Managed Assets.  The Trust will not invest in defaulted securities [or in the securities of an issuer that is in bankruptcy or insolvency proceedings].  The Trust’s credit quality policies apply only at the time an investment is purchased, and the Trust is not required to dispose of an investment in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating.

The Trust will not invest in common equity securities.  This policy does not apply to shares of other investment companies, nor does it not prevent the Trust from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations). The Trust may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for investment purposes; risk management purposes, such as hedging against fluctuations in High Yield Obligations and other investments’ prices, interest rates; diversification purposes; or changing the duration of the Trust. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices and other financial instruments, credit-linked notes (“CLNs”), options on futures contracts, and exchange-traded and over-the-counter (“OTC”) options on securities or indices, and interest rate, total return and credit default swaps. Subject to the Trust’s policy of investing at least 80% of its Managed Assets in corporate debt securities and its separate policy of investing at least 80% of its Managed Assets in High Yield Obligations at the time of investment as described herein, in each case under normal circumstances, and subject to the thresholds on the use of futures contracts and related options imposed by Regulation 4.5 under the Commodity Exchange Act, as amended (the “CEA”), as promulgated by the Commodity Futures Trading Commission (the “CFTC”), the Trust may invest, without limitation, in the foregoing derivative instruments for the purposes stated herein.  Investments in derivative instruments may result in economic leverage for the Trust. In connection with its use of derivatives, the Trust will segregate assets equal to amounts required by the Investment Company Act of 1940, as amended (the “1940 Act”), or any guidance thereunder. The use of derivatives involves special risks.  See “Investment objectives, policies and risks–Risk Considerations—Derivatives risk.”

“Managed Assets” means the total assets of the Trust, minus the sum of its accrued liabilities (other than Trust liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Trust’s use of leverage.

If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Trust may invest up to 100% of its assets in cash or cash equivalents, which would not otherwise be consistent with the Trust’s investment objectives. While temporarily invested, the Trust may not achieve its investment objectives.

Michael W. Weilheimer and Stephen Concannon are the portfolio managers of the Trust.  Messrs. Weilheimer and Concannon are each a Vice President of Eaton Vance and Boston Management and Research, an Eaton Vance subsidiary.

FIVE-YEAR TERM

The Trust intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to Common Shareholders of record. However, if the Board of Trustees determines it is in the best interest of the shareholders to do so, upon provision of at least 60 days’ prior written notice to Common Shareholders, the Trust’s term may be extended, and the Termination Date deferred, for one period of up to six months by a vote of the Board of Trustees. The Trust’s term may not be extended further than one period of up to six months without a shareholder vote. In determining whether to extend the Trust’s term beyond the Termination Date, the Board of Trustees may consider the inability to sell the Trust’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Trust’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Trust.

Although the Trust has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Trust may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Trust. There can be no assurance that the Trust will be able to return Original NAV to shareholders, and such return is not backed or otherwise guaranteed by Eaton Vance Management or any other entity.

The Trust’s ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions and the success of the Trust’s portfolio investments and cash flow management. The Trust may set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Trust, and the Trust may incur taxes on such retained amount, which will reduce the overall amounts that the Trust would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. In addition, the Trust’s investment in shorter term and lower yielding securities, especially as the Trust nears its Termination Date, may reduce investment income and, therefore, the monthly dividends during the period prior to termination.

The Trust’s final distribution to shareholders will be based upon the Trust’s NAV at the Termination Date and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or Original NAV) may receive more or less than their original investment.  A portion of the income earned by the Trust may be retained and paid as part of the final liquidating distribution. The Trust will make a distribution on or about the Termination Date of all cash raised from the liquidation of the Trust’s assets at that time. However, if the Trust is not able to liquidate all of its assets prior to that distribution (for example, because one or more portfolio securities are in workout or receivership on the Termination Date), subsequent to that distribution the Trust may make one or more additional distributions of any cash received from ultimate liquidation of those assets. The Trust will seek to make the total of that cash distribution and such subsequent distributions, if any, equal the Trust’s NAV on the Termination Date, but the actual total may be more or less than the Trust’s NAV on the Termination Date, depending on factors including the ultimate results of any post-Termination Date asset liquidations.

Depending upon a variety of factors, including the performance of the Trust’s portfolio over the life of the Trust, the amounts of any income or gains retained over the life of the Trust, and the amount of any taxes paid by the Trust on those retained amounts, the amount distributed to shareholders at the termination of the Trust may be more or less, and potentially significantly less, than Original NAV. See “Investment objectives, policies and risks – Risk Considerations - —Five-Year Term Risk.”

Interest rates, including yields on High Yield Obligations, normally tend to vary with maturity.  Instruments with longer maturities tend to have higher yields than otherwise similar securities having shorter maturities. Consequently, the Trust’s dividend rate may need to be reduced over time if the Trust replaces current holdings with lower-yielding, short-dated instruments; as the portfolio is liquidated prior to and in anticipation of the Termination Date, as described above; and as potentially increasing amounts of net earnings of the Trust may be retained by the Trust as a means of pursuing its objective of paying Original NAV on or about the Termination Date.

LISTING

The Trust intends to apply for listing of its Common Shares on the New York Stock Exchange under the ticker symbol “[XXX].”

LEVERAGE

The Trust expects to use financial leverage obtained through borrowings from a financial institution or institutions (“Borrowings”), initially in an amount not to exceed 25% of the Trust’s Managed Assets. The Trust intends to utilize financial leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of financial leverage over time and from time to time, based on Eaton Vance’s assessment of market conditions and other factors.  The Trust currently intends to enter into a revolving credit and security agreement (the “Agreement”) with a syndicate of banking institutions.   The Trust expects that borrowings under the Agreement will be secured by the assets of the Trust.  In addition to borrowing for financial leverage purposes, the Trust may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.

Use of leverage creates an opportunity for increased income and return but, at the same time, creates added risks. There can be no assurance that a leveraging strategy will be successful. The fee paid to Eaton Vance will be calculated on the basis of the Trust’s Managed Assets, including proceeds from Borrowings, so the fees will be higher when leverage is utilized. See “Investment objectives, policies and risks—Use of Leverage and Related Risks” at page [x], “Investment objectives, policies and risks—Risk Considerations—Leverage risk” at page [x] and “Description of capital structure” at page [x].

INVESTMENT ADVISER AND ADMINISTRATOR

Eaton Vance Management, a wholly-owned subsidiary of Eaton Vance Corp., is the Trust's investment adviser and administrator. As of December 31, 2015, Eaton Vance and its affiliates managed approximately $308.0 billion of client assets.  See "Management of the Trust."

DISTRIBUTIONS

The Trust intends to pay income dividends to Common Shareholders on a monthly basis.  The Trust may also distribute net realized capital gains, if any, generally not more than once per year.  Distributions to Common Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Common Shareholders are expected to be declared in approximately 30-45 days and are expected to be paid approximately 45-60 days after the completion of this offering, subject to market conditions.

For the purpose of pursuing its investment objective of returning Original NAV, the Trust may set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its net gains.  The extent to which the Trust retains income or gains, and the cumulative amount so retained, will depend on prevailing market conditions, portfolio turnover and reinvestment, and whether the Trust’s portfolio experiences any defaults, net of recoveries, in excess of any potential gains that may be realized over the Trust’s term. Adjustments to the amounts of income retained and the resulting distribution rate will take into account, among other factors, the then-current projections of the Trust’s NAV on the Termination Date in the absence of income retention. The timing and amounts of future changes in distributions cannot be predicted.

While the amounts retained would be included in the final liquidating distribution of the Trust, the Trust’s distribution rate over the term of the Trust may be lower, and possibly significantly lower, than if the Trust distributed substantially all of its net investment income and gains in each year. To the extent that the market price of Common Shares over time is influenced by the Trust’s distribution rate, the reduction of the Trust’s monthly distribution rate because of the retention of income would negatively impact its market price. Such effect on the market price of the Common Shares may not be offset even though the Trust’s NAV would be higher as a result of retaining income. In the event that the Trust elects to distribute all of its net investment income or gains (if any) in each year, rather than retaining such income or gains, there is an increased risk to shareholders that the final liquidating distribution may be less than Original NAV.

The Trust will continue to pay at least the percentage of its net investment income and any gains necessary to maintain its status as a regulated investment company for U.S. federal income tax purposes.

The retention of a portion of its net investment income will result in the Trust paying U.S. federal excise tax and possibly U.S. federal corporate income tax. The retention of significant amounts of income, and possibly all or a portion of its gains, would make the payment of excise tax a certainty and would increase the likelihood that the Trust would need to pay corporate income tax. See “Federal Income Tax Matters” in this prospectus.

The payment of such taxes would reduce amounts available for current distributions and/or the final liquidating distribution. See “Distributions” and “Dividend Reinvestment Plan.”

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time upon notice to Common Shareholders.

DIVIDEND REINVESTMENT PLAN

The Trust has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares, either purchased in the open market or newly issued by the Trust if the Common Shares are trading at or above their net asset value (after adjusting for estimated brokerage commissions). Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend reinvestment plan.”

SPECIAL RISK CONSIDERATIONS

An investment in the Trust involves special risk considerations. You should consider carefully the risks summarized below, which are described in more detail under “Investment objectives, policies and risks—Risk Considerations” beginning on page 42 of this prospectus.

No prior history

The Trust is a newly-organized closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. The Common Shares have no history of public trading.

Investment and market risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Trust, which will generally trade in the over-the-counter markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions. The Trust anticipates using leverage, which will magnify the Trust’s risks.

Market discount risk

The shares of closed-end management investment companies often trade at a discount from their NAV, and the Common Shares may likewise trade at a discount from NAV. This risk is separate and distinct from the risk that the Trust’s NAV could decrease as a result of its investment activities.  The trading price of the Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering.

Five year term risk

Because the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the

Trust to lose money. Expenses associated with liquidation of the Trust’s assets may also be substantial during this period. Although the Trust has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Trust may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Trust. There can be no assurance that the Trust will be able to return Original NAV to shareholders, and such return is not backed or otherwise guaranteed by the Adviser or any other entity.

The Trust’s ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions, the presence or absence of defaulted or distressed securities in the Trust’s portfolio that may prevent those securities from being sold in a timely manner at a reasonable price, the performance of the Trust’s portfolio investments and cash flow management. The Trust currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains, in pursuit of its objective to return Original NAV to shareholders upon termination. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Trust. In addition, the Trust’s investment in shorter term and lower yielding securities, especially as the Trust nears its Termination Date, may reduce investment income and, therefore, the monthly dividends during the period closely prior to termination. To the extent that lower distribution rates may negatively impact Common Share price, such reduced yield and monthly dividends may cause a reduction of Common Share price. The Trust’s final distribution to shareholders will be based upon the Trust’s NAV at the Termination Date and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or Original NAV) may receive less than their original investment. Original NAV is less than the purchase price in this offering because Original NAV is net of sales load. Rather than reinvesting the proceeds of its securities, the Trust may also distribute the proceeds in one or more distributions prior to the final liquidation, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares. Depending upon a variety of factors, including the performance of the Trust’s portfolio over the life of the Trust, the amount distributed to shareholders may be significantly less than Original NAV. In addition, during the wind-up period (the three to twelve month period preceding the Termination Date), the Trust may invest less than 80% of its Managed Assets in High Yield Obligations due to limited availability of appropriate shorter maturity High Yield Obligations. Accordingly, during such time the Trust may not earn as much income as it would investing in High Yield Obligations.

Because the Trust will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a Trust that invests solely in investment grade securities. As a result, should a Trust portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends; may prevent or inhibit the Trust from fully being able to liquidate its portfolio at or prior to the Termination Date; and may severely impact the Trust’s ability to return Original NAV to Common Shareholders on or about the Termination Date. See “—Debt Securities Risk” and “—Below Investment Grade Risk” below.

Earnings risk

The Trust’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Trust or the Trust’s ability to maintain its dividend.

High Yield Obligations risk

The Trust’s investments in High Yield Obligations are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, High Yield Obligations typically entail greater potential price volatility and may be less liquid than higher-rated investments. Issuers of High Yield Obligations are more likely to default on their payments of interest and principal owed to the Trust, and such defaults will reduce the Trust’s NAV and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated investments. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a greater likelihood of non-payment. In addition, a security may lose significant value before a default occurs as the market adjusts to expected non-payment.

Foreign investment risk

The Trust may invest in the securities of non-U.S. issuers. Investing in issues of companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and investments in some foreign companies are less liquid and more volatile than investments in comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. Any of these actions could adversely affect prices of Trust investments held, impair the Trust’s ability to purchase or sell foreign instruments, or transfer the Trust’s assets or income back to the United States, or otherwise adversely affect Trust operations.  In the event of nationalization, expropriation or confiscation, the Trust could lose its entire investment in a foreign issuer.

Emerging markets risks

The risks described under “Foreign investment risk” herein generally are heightened in connection with investments in emerging markets.  Also, investments in issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such investments, as compared to investments in comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation or high rates of inflation; (iii) possible significant fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit investment opportunities; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Interest rate risk

Generally, the prices of fixed-rate instruments held by the Trust will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate instruments held by the Trust can be expected to rise. The Trust may be subject to greater risk of rising interest rates due to the current period of historically low interest rates. In typical market interest rate environments, the prices of longer-term fixed-rate instruments tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate instruments. Because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause some fluctuations in the Trust’s NAV. A material decline in the Trust’s NAV may impair the Trust’s ability to return Original NAV or maintain required levels of asset coverage with respect to any leverage it has outstanding.

Duration risk

Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Prepayment, reinvestment risk and extension risk

During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. For debt instruments, such payments often occur during periods of declining interest rates, forcing the Trust to reinvest in lower yielding investments. This is known as call or prepayment risk. High Yield Obligations frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a High Yield Obligations if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Trust, prepayment risk may be enhanced.  Reinvestment risk is the risk that income from the Trust’s portfolio will decline if and when the Trust invests the proceeds from matured, traded or called debt obligations into lower yielding instruments. A decline in income could affect the Common Share price or overall return.  In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended.

Senior loans risk

Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans that the Trust intends to invest in are usually rated below investment grade, and share the same risks of other below investment grade debt instruments. The Trust's investments in senior loans are typically below investment-grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Trust, and such defaults could reduce the Trust's NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value.  Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. Any such actions by a court could negatively affect the Trust’s performance.  The amount of public information available with respect to senior loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider and may rely on analyses performed by others.

Liquidity risk

The Trust may invest in High Yield Obligations and other investments for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to dispose readily of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the investments, thereby adversely affecting the Trust's NAV and ability to make dividend distributions.  Limited liquidity can also affect the market price of securities, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Income risk

The income investors receive from the Trust is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors’ income from the Trust could drop as well. The Trust’s income could also be affected adversely when prevailing short-term interest rates increase and the Trust is utilizing leverage.

Credit risk

High Yield Obligations and other debt obligation investments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Trust shares and income distributions. The value of High Yield Obligations and other income investments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Because the Trust primarily invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a Trust which invests solely in investment grade securities.  The prices of lower grade instruments are generally more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.  In the event of bankruptcy of the issuer of loans or other income investments, the Trust could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Trust may be required to retain legal or similar counsel and incur additional costs.

Issuer risk

The value of High Yield Obligations and other income-producing investments held by the Trust may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Private debt investments risk

The Trust may invest in privately issued secured and unsecured debt of both public and private companies. Private debt investments generally are of non-investment-grade quality, frequently are unrated and present many of the same risks as investing in High Yield Obligations. Investing in companies that do not publicly report financial and other material information results in a greater degree of investment risk and reliance upon the Adviser's ability to obtain and evaluate applicable information concerning creditworthiness and other investment considerations.

Other investment companies risk

The Trust may, subject to the limitations of the 1940 Act, invest in the securities of other investment companies, including other closed-end funds. The Trust’s NAV would be impacted by the net asset value or market value of such other investment companies. Such securities may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. The Trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees, in addition to the direct expenses of the Trust’s own operations.

Derivatives risk

The Trust may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for investment purposes; risk management purposes, such as hedging against fluctuations in prices of portfolio securities held by the Trust, interest rates or base currencies; diversification purposes; or changing the duration of the Trust.  The loss on derivative instruments (other than purchased options) may substantially exceed amounts invested in these instruments. Derivative transactions in which the Trust may engage (such as futures contracts and options thereon, and swaps) may subject the Trust to increased risk of principal loss due to unexpected movements in investment prices and interest rates, and imperfect correlations between the Trust's investments holdings and indices upon which derivative transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Trust's performance. The Trust also will be subject to credit risk with respect to the counterparties to any derivatives contracts entered into by the Trust.

Counterparty risk

Changes in the credit quality of the companies that serve as the Trust’s counterparties with respect to its derivatives positions and liquidity providers for the Trust’s other investments supported by another party’s credit will affect the value of those instruments. By using derivatives or other instruments that expose the Trust to counterparties, the Trust assumes the risk that its counterparties could experience future financial hardship. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or no recovery in such circumstances. The counterparty risk for cleared derivative transactions may be lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations.  However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Trust.

Inflation/Deflation risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Trust’s portfolio.

Leverage risk

As discussed above, The Trust expects to use financial leverage obtained through Borrowings, initially in an amount not to exceed 25% of the Trust’s Managed Assets. The Trust intends to utilize financial leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of financial leverage over time and from time to time, based on Eaton Vance’s assessment of market conditions and other factors.  The Trust currently intends to enter into a revolving credit and security agreement with a syndicate of banking institutions.  The Trust has no current intention to issue preferred shares within the first year of operation, but reserves the flexibility to do so in the future.

The Adviser anticipates that the use of leverage (from the issuance of preferred shares, if any and borrowings) may result in higher income to Common Shareholders over time.  Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of, and distributions from, the Common Shares and the risk that fluctuations in the costs of borrowings may affect the return to Common Shareholders.  To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Trust’s distributions will be greater than if leverage had not been used.  Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used.  In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Trust’s leveraged position if it deems such action to be appropriate.  While the Trust has preferred shares or borrowings outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Trust’s income available for distribution.  There can be no assurance that a leveraging strategy will be successful.

The fee paid to Eaton Vance is calculated on the basis of the Trust’s Managed Assets, including proceeds from the issuance of preferred shares and borrowings, so the fees will be higher when leverage is utilized.  In this regard, holders of any preferred shares do not bear the investment advisory fee.  Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that Common Shareholders effectively bear the entire advisory fee.

Leverage may also be achieved through the purchase of certain derivative instruments. The Trust’s use of derivative instruments exposes the Trust to special risks.  The Trust will limit its total economic leverage, which includes leverage from the use of derivatives for other than hedging purposes, issuance of any preferred shares, and borrowings to 50% of its total assets. The Trust will segregate assets equal to amounts required by the 1940 Act, or any guidance thereunder.

See “Investment objectives, policies and risks—Additional Investment Practices” and “Investment objectives, policies, and risks—Risk Considerations.”

Management risk

The Trust is subject to management risk because it is actively managed. Eaton Vance and the individual portfolio managers invest the assets of the Trust as they deem appropriate in implementing the Trust’s investment strategy. Accordingly, the success of the Trust depends upon the investment skills and analytical abilities of Eaton Vance and the individual portfolio managers to develop and effectively implement strategies that achieve the Trust’s investment objectives. There is no assurance that Eaton Vance and the individual portfolio managers will be successful in developing and implementing the Trust’s investment strategy. Subjective decisions made by Eaton Vance and the individual portfolio managers may cause the Trust to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Derivatives regulatory risk

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Trust from using such instruments as part of its investment strategy, which could negatively impact the Trust.  For example, some legislative and regulatory proposals, such as those in the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and regulations promulgated thereunder, would, upon implementation, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity.

Regulatory risk – Commodity Pool Operator

The Adviser intends to claim an exclusion from the definition of the term “commodity pool operator” with respect to the Trust pursuant to Regulation 4.5 promulgated by the CFTC under the CEA. Although the Adviser is registered with the CFTC as a “commodity pool operator” with respect to other managed entities, by claiming the exclusion with respect to the Trust the Adviser may not be subject to regulation as a “commodity pool operator” under the CEA with respect to its service as investment adviser to the Trust. The CFTC has adopted amendments to its rules that may affect the ability of the Adviser to claim this exclusion. The on-going compliance implications of these amendments are not fully effective and their scope of application is still uncertain. The Adviser could be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Trust as a result of claiming the exclusion.

Legislation and additional regulatory risk

At any time after the date of this prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Trust, securities held by the Trust or the issuers of such securities. Trust shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objectives.

Adverse market circumstances

Beginning in 2007 and 2008, the debt and equity capital markets in the United States were adversely affected by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. In addition, domestic and international markets experienced acute turmoil due to a variety of factors, including economic unrest in Italy, Greece, Spain, Ireland, Portugal and other European Union countries. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions (as well as the actions of many governments or quasi-governmental organizations throughout the world, which responded to the turmoil with a variety of significant fiscal and monetary policy changes) led in the recent past, and may lead in the future, to worsening general economic circumstances, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These events may increase the volatility of the value of securities owned by the Trust and/or result in sudden and significant valuation increases or decreases in its portfolio. These events also may make it more difficult for the Trust to accurately value its securities or to sell its securities on a timely basis.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. As a result of the Federal Reserve’s action to end its quantitative easing stimulus program, with the possibility that it will unwind that program in the future, as well as its initiation of a policy to raise short-term interest rates, fixed income markets could experience continuing high volatility, which could negatively impact the Trust’s performance.  Recent market volatility (particularly in high yield bonds), rising interest rates and/or a return to unfavorable economic circumstances could impair the Trust’s ability to achieve its investment objectives.

General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These circumstances resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market circumstances may make valuation of some of the Trust’s investments uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Trust’s portfolio, this may impact the asset coverage levels for any outstanding leverage the Trust may have.

Anti-takeover provisions

Pursuant to the Trust’s Declaration of Trust, the Trust Board is divided into three classes of Trustees with each class serving for a three-year term and certain types of transactions require the favorable vote of holders of at least 75% of the outstanding shares of the Trust.  These provisions could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of its Board. See "Certain provisions of the Declaration of Trust—Anti-Takeover Provisions in the Declaration of Trust."

Additional risks

The Trust may also be subject to the following categories of risk: “Valuation risk,” “NAV erosion risk,” “Foreign exposure risk,” “Foreign sovereign debt risk,” “Swap risk,” “Trust’s clearing broker and central clearing counterparty risk,” “Capitalization risk,” “Portfolio turnover,” “U.S. Government securities risk” and “Conflicts of interest risk.” See “Investment objectives, policies and risks—Risk Considerations.”

Summary of Trust expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a holder of Common Shares (“Common Shareholder”), would bear directly or indirectly. The table reflects borrowings in an amount equal to 25.0% of the Trust’s total assets (including the proceeds of all such leverage) and shows Trust expenses as a percentage of net assets attributable to Common Shares (1).

Common Shareholder Transaction Expenses	Percentage of Offering Price
Sales Load (as a percentage of offering price)	x%
Offering Expenses borne by the Trust (as a percentage of offering price) (1)(2)	.x%
Dividend reinvestment plan fees (3)	None

Percentage of net assets attributable to Common Shares (assuming the use of borrowings)(4)
Annual Expenses (borne by Common Shareholders) Management fee (5)	[x]%
Interest Payments on Borrowed Funds (6)	.x%
Other expenses (7)	.x%
Total annual Trust operating expenses (7)(8)	x.xx% _____

__________

(1) Eaton Vance has agreed to pay all organizational costs and offering costs (other than sales loads) that exceed $0.02 per Common Share (.20% of the offering price).

(2)  For a description of the sales load, structuring fees and other compensation paid to the underwriters, see "Underwriting."

(3)

You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(4)  The Trust anticipates initially incurring leverage in the form of borrowings, such as through bank loans or commercial paper and/or other credit facilities.  The fee table assumes in the calculation of the investment advisory fee that the Trust incurs  leverage of 25.0% of Managed Assets.

The table presented below estimates what the Trust's annual expenses would be, stated as percentages of the Trust's net assets attributable to Common Shares, assuming the Trust is the same size as in the table above and does not use any leverage:

Percentage of net assets attributable to Common Shares (assuming no leverage incurred)
Annual Expenses
Management Fee	[x]%
Other Expenses	.x%

Total Annual Expenses	x.xx%

(5)

The investment advisory fee is [x]% of the Trust’s average daily Managed Assets.  For purposes of this calculation, "Managed Assets" of the Trust shall mean total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). Other forms of leverage may include, for example, reverse repurchase agreements and forward commitments. For purposes of calculating “Managed Assets,” the liquidation preference of any preferred shares outstanding is not considered a liability.

(6)

Assumes the use of leverage in the form of borrowings representing 25.0% of the Trust’s Managed Assets (including the amounts of leverage obtained through the use of such borrowing) at an annual interest rate to the Trust of x%, which is based on current market conditions. See “Leverage—Effects of Leverage.” The actual amount of interest and dividend expense borne by the Trust will vary over time in accordance with the level of the Trust’s use of borrowings, variations in market interest rates, [and, to the extent described in the prospectus, credit default swaps, other swap agreements and futures contracts]. Interest expense is required to be treated as an expense of the Trust for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Trust’s performance results.

(7)

The “Other expenses” and “Total annual Trust operating expenses” shown in the table are based on estimated amounts for the Trust’s first year of operations and assume that the Trust issues approximately x Common Shares. See “Management of the Trust” and “Dividend reinvestment plan.”

(8)

Estimated expenses based on the Trust's first fiscal year.  Expenses attributable to the Trust's investments in other investment companies, including closed-end funds and exchange-traded funds (often referred to as "ETFs"), if any, are currently estimated not to exceed __% of the Trust’s Managed Assets.  See "Investment objectives, policies and risks— Additional Investment Practices—Other Investment Companies."

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $x.00 and estimated offering expenses of this offering of $x.00), assuming (i) total annual expenses of x% of net assets attributable to Common Shares in years one through ten; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV(1)(2):

1 Year	3 Years	5 Years
$x	$x	$x

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

__________________

(1)

The example assumes that the estimated “Other expenses” set forth in the annual expenses table are accurate, and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2)

Based on the assumptions noted above but without the use of leverage, assuming (i) total annual expense of .x% of net assets attributable to Common Shares and (ii) a 5% annual return, you would pay the following expenses on a $1,000 investment in Common Shares:

1 Year	3 Years	5 Years
$x	$x	$x

The Trust

Eaton Vance High Income 2021 Target Term Trust (the “Trust”) is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on [x], 2016, pursuant to a Declaration of Trust, governed by the laws of The Commonwealth of Massachusetts. The Trust has no operating history. The Trust’s principal office is located at Two International Place, Boston, MA 02110, and its telephone number is 1-800-225-6265. The Trust’s investments are based on the internal research and ongoing credit analysis of the Trust’s adviser, Eaton Vance Management (“Eaton Vance” or the “Adviser”), which is generally not available to individual investors. An investment in the Trust may not be appropriate for all investors. There is no assurance that the Trust will achieve its investment objectives.

Use of proceeds

We estimate the net proceeds of this offering, after deducting offering costs (other than the sales load) that do not exceed $0.02 per Common Share, to be $x, or $x assuming exercise of the option to purchase additional Common Shares in full.  It is currently anticipated that the Trust will be able to invest substantially all of the net proceeds from this offering in accordance with its investment objectives and policies.  Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Trust anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Trust’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.

Investment objectives, policies and risks

INVESTMENT OBJECTIVES

The Trust’s investment objectives are high current income and to return $9.85 per share (the original net asset value (“NAV”) per common share of beneficial interest (“Common Share”) before deducting offering costs of $0.02 per Common Share) (“Original NAV”) to Common Shareholders on or about [X], 2021 (the “Termination Date”). No assurance can be given that the Trust’s investment objectives will be achieved.  The Trust will seek to balance these two objectives by seeking as high a level of current income as is consistent with the Trust’s overall credit performance, the declining average maturity of its portfolio strategy and its objective of returning Original NAV on the Termination Date. The objective to return the Trust’s Original NAV is not an express or implied guarantee obligation of the Trust or any other entity.

PRIMARY INVESTMENT POLICIES

Investment Strategies

The Trust seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets (as defined on page [X]) in corporate debt obligations and separately at least 80% of its Managed Assets in corporate debt obligations that, at the time of investment, are rated below investment grade (BB+ or lower) or are unrated but deemed equivalent by the Adviser (“High Yield Obligations”). To limit the Trust’s exposure to interest rate and reinvestment risk, the longest maturity of any Trust holding will be not more than six months beyond the Termination Date (i.e., no later than [x], 2021).

The Trust’s investments are actively managed and may be bought and sold on a daily basis. The Adviser monitors the credit quality of instruments held by the Trust and other instruments available to the Trust. Although the Adviser considers ratings assigned by the rating services when making investment decisions, it performs its own credit and investment analysis utilizing various methodologies including both bottom-up and top-down investment analysis and consideration of macroeconomic and technical factors. The Adviser considers the relative value of securities in the marketplace in making investment decisions and may seek to improve yield and preserve and enhance principal value through timely trading.

The average maturity of the Trust’s holdings is generally expected to shorten as the Trust approaches its Termination Date, which may reduce interest rate risk over time but which may also reduce amounts otherwise available for distribution to Common Shareholders. In addition, during the wind-up period (the three to twelve month period preceding the Termination Date), the Trust may invest less than 80% of its Managed Assets in High Yield Obligations due to limited availability of appropriate shorter maturity High Yield Obligations. Through its overall strategy, the Trust seeks to capitalize on the credit spread opportunity (measured by the difference between the yield of High Yield Obligations and high grade debt securities having similar maturities) prevailing in the market and to further align the portfolio value during the wind-up period (the three to twelve month period preceding the Termination Date) with Original NAV. There can be no assurance that the Trust’s strategies will be successful.

Portfolio Contents

The Trust invests primarily in High Yield Obligations, which are debt instruments rated below investment grade (i.e., bonds rated lower than BBB by Standard & Poor’s Ratings Services (“S&P”) or unrated but judged by Eaton Vance to be of comparable quality. High Yield Obligations held by the Trust may include bonds, notes, senior loans and other types of debt instruments described in this prospectus and the Statement of Additional Information (“SAI”) and derivatives that provide comparable economic exposure. The Trust may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable-in-kind (“PIK”).  High Yield Obligations, commonly referred to as “junk bonds,” are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest or dividends and repay principal, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration.

The Trust may invest up to 25% of its Managed Assets in securities of non-U.S. issuers, including up to 5% of its Managed Assets in securities of emerging markets issuers; provided that the Trust will not invest in securities denominated in currencies other than U.S. dollars. The Trust may invest up to 10% of its Managed Assets in senior floating-rate loans.  Senior loans are loans in which the interest rate paid fluctuates based on a reference rate.

Investments rated CCC+ or lower, or are unrated but deemed equivalent by the Adviser, will be limited to 20% of Managed Assets. The Trust will not invest in defaulted securities [or in the securities of an issuer that is in bankruptcy or insolvency proceedings. The Trust’s credit quality policies apply only at the time an investment is purchased, and the Trust is not required to dispose of an investment in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating.

The Trust will not invest in common equity securities.  This policy does not apply to shares of other investment companies, nor does it not prevent the Trust from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations).  The Trust may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for investment purposes; risk management purposes, such as hedging against fluctuations in High Yield Obligations and other investments’ prices, interest rates or base currencies; diversification purposes; or changing the duration of the Trust. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices and other financial instruments, credit-linked notes (“CLNs”), options on futures contracts, and exchange-traded and over-the-counter (“OTC”) options on securities or indices, and interest rate, total return and credit default swaps. Subject to the Trust’s policy of investing at least 80% of its Managed Assets in corporate debt securities and its separate policy of investing at least 80% of its Managed Assets in High Yield Obligations at the time of investment as described herein, in each case under normal circumstances, and subject to the thresholds on the use of futures contracts and related options imposed by Regulation 4.5 under the Commodity Exchange Act, as amended (the “CEA”), as promulgated by the Commodity Futures Trading Commission (the “CFTC”), the Trust may invest, without limitation, in the foregoing derivative instruments for the purposes stated herein.  Investments in derivative instruments may result in economic leverage for the Trust. In connection with its use of derivatives, the Trust will segregate assets equal to amounts required by the Investment Company Act of 1940, as amended (the “1940 Act”), or any guidance thereunder. The use of derivatives involves special risks.  See “Investment objectives, policies and risks–Risk Considerations—Derivatives risk.”

If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Trust may invest up to 100% of its assets in cash or cash equivalents, which would not otherwise be consistent with the Trust’s investment objectives. While temporarily invested, the Trust may not achieve its investment objectives.

Five-Year Term and Final Distribution

The Trust intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to Common Shareholders of record. However, if the Trust’s Board of Trustees determines it is in the best interest of the shareholders to do so, upon provision of at least 60 days’ prior written notice to Common Shareholders, the Trust’s term may be extended, and the Termination Date deferred, for one period of up to six months by a vote of the Board of Trustees. The Trust’s term may not be extended further than one period of up to six months without a shareholder vote. In determining whether to extend the Trust’s term beyond the Termination Date, the Board of Trustees may consider the inability to sell the Trust’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Trust’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Trust.

Although the Trust has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Trust may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Trust. There can be no assurance that the Trust will be able to return Original NAV to shareholders, and such return is not backed or otherwise guaranteed by Eaton Vance Management or any other entity.

The Trust’s ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions and the success of portfolio investments and cash flow management. The Trust intends to pay most, if  not all, of its net income to shareholders in monthly income dividends. However, in seeking to achieve its investment objective to return Original NAV upon termination, the Trust may set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Trust and the Trust may incur taxes on such retained amounts, which will reduce the overall amounts that the Trust would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. In addition, the Trust’s investment in shorter term and lower yielding securities, especially as the Trust nears its Termination Date, may reduce investment income and, therefore, the monthly dividends during the period prior to termination.

The Trust’s final distribution to shareholders will be based upon the Trust’s NAV at the Termination Date and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or Original NAV) may receive more or less than their original investment. A portion of the income earned by the Trust may be retained and paid as part of the final liquidating distribution. The Trust will make a distribution on or about the Termination Date of all cash raised from the liquidation of the Trust’s assets at that time. However, if the Trust is not able to liquidate all of its assets prior to that distribution (for example, because one or more portfolio securities are in workout or receivership on the Termination Date), subsequent to that distribution the Trust may make one or more additional distributions of any cash received from ultimate liquidation of those assets. The Trust will seek to make the total of that cash distribution and such subsequent distributions, if any, equal the Trust’s NAV on the Termination Date, but the actual total may be more or less than the Trust’s NAV on the Termination Date, depending on factors including the ultimate results of any post-Termination Date asset liquidations. Depending upon a variety of factors, including the performance of the Trust’s portfolio over the life of the Trust, the amounts of any income or gains retained over the life of the Trust, and the amount of any taxes paid by the Trust on those retained amounts, the amount distributed to shareholders at the termination of the Trust may be more or less, and potentially significantly less, than Original NAV, or their original investment. See “Investment objectives, policies and risks—Risk Considerations.”

Interest rates, including yields on High Yield Obligations, normally tend to vary with maturity. Instruments with longer maturities tend to have higher yields than otherwise similar securities having shorter maturities. Consequently, the Trust’s dividend rate may need to be reduced over time if the Trust replaces current holdings with lowering-yielding, short-dated instruments; as the portfolio is liquidated prior to and in anticipation of the Termination Date, as described above; and as potentially increasing amounts of net earnings of the Trust may be retained by the Trust as a means of pursuing its objective of paying Original NAV on or about the Termination Date.

Other Policies

Certain investment policies specifically identified in the SAI as such are considered fundamental and may not be changed without shareholder approval. See “Investment Restrictions” in the SAI. All of the Trust’s other investment policies are not considered to be fundamental by the Trust and can be changed by the Board of Trustees without a vote of the Common Shareholders. The Trust cannot change its fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares. When used with respect to particular shares of the Trust, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

PORTFOLIO COMPOSITION AND OTHER INFORMATION

Corporate debt obligations

Corporate debt securities are fully taxable debt obligations issued by corporations. These securities may finance capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly. The Trust’s investments in corporate debt securities may include, but are not limited to, senior, secured and unsecured bonds, notes, senior loans other debt securities, commercial paper and may be fixed rate, variable rate or floating rate, among other things.

High Yield Obligations

As indicated above, most of the Trust’s investments will be rated lower than investment-grade (i.e., bonds rated lower than BBB- by S&P) or unrated and of comparable quality as determined by the Adviser. High Yield Obligations rated BB and Ba have speculative characteristics, while lower rated High Yield Obligations are predominantly speculative.

Investments rated CCC+ or lower, or unrated but deemed equivalent by the Adviser, will be limited to 20% of Managed Assets.  These investments are more speculative than higher-rated High Yield Obligations and are subject to increased risks of volatility and default.

The credit quality of most investments held by the Trust reflects a greater than average possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of investments held by the Trust more volatile and could limit the Trust’s ability to sell its investments at favorable prices. In the absence of a liquid trading market for investments held by it, the Trust may have difficulties determining the fair market value of such investments.

Although the Adviser considers security ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating agencies. In evaluating the quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. Because of the greater number of investment considerations involved in investing in high yield, high risk bonds, the achievement of the Trust’s objectives depends more on the Adviser’s judgment and analytical abilities than would be the case if the Trust invested primarily in investments in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated or unrated investments through active Trust management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified Trust of such investments would substantially lessen the risk of defaults brought about by an economic downturn or recession. In recent years, issuances of High Yield Obligations by companies in various sectors have increased. Accordingly, the Trust’s investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole.

The Trust’s high yield investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, and payment in kind features.

Other bonds

The Trust may invest in a wide variety of bonds, debentures and similar debt securities of varying maturities and durations issued by corporations and other business entities, including limited liability companies. Debt securities in which the Trust may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date. The Trust is prohibited from investing directly in collateralized debt obligations.  As discussed above, High Yield Obligations, commonly known as “junk bonds,” are considered to be predominantly speculative in nature because of the credit risk of the issuers.

Foreign and emerging markets investments

The Trust may invest up to 25% of its Managed Assets in securities of non-U.S. issuers, including up to 5% of its Managed Assets in securities of emerging markets issuers; provided that the Trust will not invest in securities denominated in non-U.S. currencies. The Trust may invest in sovereign and other debt obligations issued by foreign governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies.  The Trust may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring.  The foreign securities in which the Trust may invest include without limitation Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Trust’s assets.

The Trust may invest in securities of issuers economically tied to “emerging market” countries. The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging markets. An emerging market country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s political and economic stability, and the development of its financial and capital markets.

A company will be considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries.  Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the MSCI World Index.

Senior Loans

Senior loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The capital structure of a borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the borrower’s asset. Senior loans are typically secured by specific collateral. As also discussed above, the proceeds of Senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancing and internal growth and for other corporate purposes.

Senior loans in which the Trust will invest generally pay interest at rates, which are reset periodically by reference to a base lending rate, plus a premium. Senior loans typically have rates of interest which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. As floating-rate loans, the frequency of how often a loan resets its interest rate will impact how closely such loans track current market interest rates. [The Senior loans held by the Trust typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less.] As a result, as short-term interest rates increase, interest payable to the Trust from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Trust from its investments in senior loans should decrease. The Trust may utilize derivative instruments to shorten the effective interest rate redetermination period of senior loans in its portfolio. Senior loans typically have a stated term of between one and ten years.

The Trust expects primarily to purchase senior loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Trust may also purchase participations in the original syndicate making senior loans. Loan participations typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Trust may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Trust assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Trust intends to invest may not be rated by any rating agency.

The Trust may purchase and retain in its portfolio senior loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a senior loan.

Senior loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the NAV of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan and incur costs to enforce its rights. The collateral securing a senior loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans, including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Trust’s performance.

Second lien loans

Second lien loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second lien loans are second in right of payment to one or more senior loans of the related borrower. Second lien loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan and typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than senior loans of such borrower. Second lien loans, like senior loans, typically have adjustable floating-rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk and often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment-grade quality. Other than their subordinated status, second lien loans have many characteristics and risks similar to senior loans discussed above. As in the case of senior loans, the Trust may purchase interests in second lien loans through assignments or participations.

Second lien loans are subject to similar risks associated with investment in senior loans and High Yield Obligations. However, because second lien loans are second in right of payment to one or more senior loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are also expected to have greater price volatility than senior loans and may be less liquid.

Other secured loans

Secured loans other than senior loans and second lien loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Such secured loans may rank lower in right of payment to one or more senior loans and second lien loans of the borrower. Such secured loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan, and typically have more subordinated protections and rights than senior loans and second lien loans. Secured loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured loans may have fixed or adjustable floating-rate interest payments. Because such secured loans may rank lower as to right of payment than senior loans and second lien loans of the borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment-grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. As in the case of senior loans and second lien loans, the Trust may purchase interests in other secured loans through assignments or participations.

Other secured loans are subject to the same risks associated with investment in senior loans, second lien loans and High Yield Obligations. However, because such loans may rank lower in right of payment to senior loans and second lien loans of the borrower, they therefore may be subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured loans are also expected to have greater price volatility than Senior Loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured loans, which would create greater credit risk exposure.

Unsecured loans

Unsecured loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other secured loans. Unsecured loans may have fixed or adjustable floating-rate interest payments. Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment-grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans, second lien loans and other secured loans discussed above. As in the case of secured loans, the Trust may purchase interests in unsecured loans through assignments or participations.

Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and High Yield Obligations. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they therefore may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid. There is also a possibility that loans originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Convertible securities and synthetic convertible securities

A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.   A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred securities until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

U.S. Government securities

U.S. Government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one year to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality; or (d) the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities.  Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other enterprise established or sponsored by the U.S. Government. The U.S. Government generally is not obligated to provide support to its instrumentalities.  The principal of and/or interest on certain U.S. Government securities could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably or unfavorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

Bank capital securities and bank obligations

The Trust may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

The Trust may also invest in other bank obligations including without limitation certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Trust may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Zero-coupon bonds, step-ups and payment-in-kind securities

Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. The Trust is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Trust may distribute that income for a taxable year. Thus, the Trust may have to sell other investments to obtain cash needed to make income distributions. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Trust may distribute the income on these instruments as it accrues, even though the Trust will not receive the income on a current basis or in cash. Thus, the Trust may sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Inflation-indexed bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Event-linked instruments

The Trust may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Trust may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Trust to certain unanticipated risks, including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Commercial paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

When-issued securities and forward commitments

Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions may be considered to provide the Trust with a form of leverage.

Illiquid investments

The Trust may invest in bonds and other investments for which there is no readily available trading market or are otherwise illiquid. Illiquid investments include securities and other instruments legally restricted as to resale, such as commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and investments eligible for resale pursuant to Rule 144A thereunder. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board of Trustees (the “Board”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Trust invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such investments.

It may be difficult to sell such investments at a price representing the fair value until such time as such investments may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the investments and the time when it would be permitted to sell. Thus, the Trust may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Trust may also acquire investments through private placements under which it may agree to contractual restrictions on the resale of such investments. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Derivatives

As described more specifically below, the Trust may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for investment purposes; risk management purposes, such as hedging against fluctuations in senior loans and other investments’ prices or interest rates or base currencies; diversification purposes; or changing the duration of the Trust.  The Trust’s transactions in derivative instruments may include the purchase or sale of futures contracts on securities, CLNs, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; and interest rate swaps. The Trust’s transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, the other financial instruments’ prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the Trust’s initial investment in these instruments. In addition, the Trust may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Trust. Transaction costs will be incurred in opening and closing positions in derivative instruments. There can be no assurance that Eaton Vance’s use of derivative instruments will be advantageous to the Trust.

Credit-linked notes

The Trust may invest in CLNs for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In this type of investment, the Trust is subject to credit risks, including, but not limited to, default risks, associated with the issuer of the CLN’s reference obligation. Material events or circumstances impacting the issuer of the CLN’s reference obligation will affect the payments between the derivative instrument’s parties because such events or circumstances will impact the performance of the reference obligation. The reference obligation may be loan obligations such as senior loans and other debt obligations. In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Swaps

Swap contracts may be purchased or sold for investment purposes; risk management purposes, such as hedging against fluctuations in securities prices, interest rates or base currencies; diversification purposes; or changing the duration of the Trust.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or “swapped” between the parties, which returns are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Interest rate and Total return swaps.  The Trust will enter into interest rate and total return swaps only on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating-rate payments).  Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating-rate of interest or the total return from other underlying asset(s). If the other party to a swap defaults, the Trust’s risk of loss consists of the net amount of payments that the Trust is contractually entitled to receive. The net amount of the excess, if any, of the Trust’s obligations over its entitlements will be maintained in a segregated account by the Trust’s custodian. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. These instruments have traditionally been traded in the OTC market and were not cleared.  However, the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has required clearing and exchange trading of many over-the-counter derivatives transactions.  The CFTC has recently issued a final determination that certain interest rate and credit default swaps are required to be cleared.

Interest rate swaps are typically used to shorten the average interest rate reset time of the Trust’s holdings. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating-rate payments). The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Trust would be unfavorably affected.

Credit default swaps.  The Trust may enter into credit default swap contracts for risk management purposes, including diversification, and for investment purposes. When the Trust is the buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Trust would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would have spent the stream of payments and received no benefit from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the swap. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Futures and options on futures

The Trust may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various debt securities and securities indices. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Trust’s initial investment in these contracts. These transactions involve transaction costs. There can be no assurance that Eaton Vance’s use of futures will be advantageous to the Trust.

Hybrid instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, bears interest either at a fixed rate or a floating-rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Trust may not be successful.  Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt obligations.

Structured notes and related instruments

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt obligations, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes and indexed securities may entail a greater degree of market risk than other types of investments because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt obligations.

Credit-linked trust certificates

Trust certificates are investments in a limited purpose trust or other vehicle formed under state law. The trust underlying the certificates in turn invest in instruments, such as credit default swaps, interest rate swaps, preferred securities and other securities, in order to customize the risk/return profile of a particular security. Like an investment in a bond, investments in trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. Investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they are generally not actively managed. It is also expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

Other investment companies

Subject to applicable limitations, the Trust may invest in pooled investment vehicles, including open - and closed-end investment companies, and exchange-traded funds. The market for common shares of closed-end investment companies and exchange-traded funds, which are generally traded on an exchange, is affected by the demand for those securities, regardless of the value of the Trust’s underlying portfolio assets.  The Trust will indirectly bear its proportionate share of any management fees and expenses paid by unaffiliated and certain affiliated pooled investment vehicles in which it invests, except that management fees of affiliated funds may be waived.

Repurchase agreements

The Trust may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Trust might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Trust purchased may have decreased, the Trust could experience a loss. The Trust’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.  Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the “SEC”) to be loans by the Trust that enters into them.

Reverse repurchase agreements

While the Trust has no current intention to enter into reverse repurchase agreements, the Trust reserves the right to enter into reverse repurchase agreements in the future, at levels that may vary over time. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. While there is a risk that large fluctuations in the market value of the Trust’s assets could affect NAV, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. The SEC views reverse repurchase transactions as collateralized borrowings.  Such agreements will be treated as subject to the Trust’s restrictions on the use of leverage. If the Trust reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Trust’s yield.

Portfolio turnover

It is not the Trust’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the Trust may engage in active and frequent trading when the Adviser believes such trading is, in light of prevailing economic and market circumstances, in the best interests of the Trust’s Common Shareholders. Although the Trust cannot predict its annual portfolio turnover rate, it is generally not expected to exceed 25% under normal circumstances. Frequent trading also increases transaction costs, which could detract from the Trust’s performance, and may result in the realization of net short-term capital gains by the Trust which, when distributed to Common Shareholders, will be treated as ordinary income.

USE OF LEVERAGE AND RELATED RISKS

The Trust expects to use financial leverage obtained through borrowings from a financial institution or institutions (“Borrowings”), initially in an amount not to exceed 25% of the Trust’s Managed Assets. The Trust intends to utilize financial leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of financial leverage over time and from time to time, based on Eaton Vance’s assessment of market conditions and other factors. The Trust currently intends to enter into a revolving credit and security agreement (the “Agreement”) with a syndicate of banking institutions. The Trust expects that borrowings under the Agreement will be secured by the assets of the Trust. In addition to borrowing for financial leverage purposes, the Trust may borrow for temporary, emergency or other purposes as permitted by the 1940 Act.

The costs of the financial leverage program (from any issuance of preferred shares (if any) and any borrowings) are borne by Common Shareholders and consequently result in a reduction of the NAV of Common Shares.  During periods in which the Trust is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust’s Managed Assets. For purposes of this calculation, "Managed Assets" of the Trust shall mean total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage).  Other forms of leverage may include, for example, reverse repurchase agreements and forward commitments.  For purposes of calculating “Managed Assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. In this regard, holders of debt or preferred securities do not bear the investment advisory fee.  Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that Common Shareholders effectively bear the entire advisory fee.

Leverage creates risks for holders of the Common Shares, including the likelihood of greater volatility of NAV and market price of the Common Shares.  There is a risk that fluctuations in the distribution rates on any outstanding preferred shares or in the interest rates of any outstanding debt may adversely affect the return to the holders of the Common Shares.  If the income from the investments purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Trust will be less than if leverage had not been used, and, therefore, the amount available for distribution to Common Shareholders will be reduced.  The Adviser in its best judgment nevertheless may determine to maintain the Trust’s leveraged position if it deems such action to be appropriate in the circumstances.

Changes in the value of the Trust’s investment portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the Common Shareholders.  If there is a net decrease (or increase) in the value of the Trust’s investment portfolio, the leverage will decrease (or increase) the NAV per Common Share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust’s Managed Assets.  As discussed under “Description of capital structure,” the Trust’s issuance of preferred shares may alter the voting power of Common Shareholders.

Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased.  The issuance of preferred shares involves offering expenses and other costs and may limit the Trust’s freedom to pay distributions on Common Shares or to engage in other activities.  Unless the income and appreciation, if any, on assets acquired with offering proceeds exceed the cost of issuing additional classes of securities (and other Trust expenses), the use of leverage will diminish the investment performance of the Common Shares compared with what it would have been without leverage.

Under the 1940 Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Trust’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares plus the amount of any senior security representing indebtedness (i.e., such liquidation value and amount of indebtedness may not exceed 50% of the Trust’s total assets).  Holders of preferred shares, voting as a class, shall be entitled to elect two of the Trust’s trustees.  The holders of both the Common Shares and the preferred shares (voting together as a single class with each share entitling its holder to one vote) shall be entitled to elect the remaining trustees of the Trust.  In the event the Trust fails to pay distributions on its preferred shares for two years, preferred shareholders would be entitled to elect a majority of the trustees until the preferred distributions in arrears are paid.

Under the 1940 Act, the Trust is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Trust’s portfolio is at least 300% of the liquidation value of the outstanding indebtedness (i.e., such liquidation value may not exceed 33 1/3% of the Trust’s total assets).  If the Trust borrows money or enters into a commercial paper program, the Trust intends, to the extent possible, to retire outstanding debt, from time to time, to maintain coverage of any outstanding indebtedness of at least 300%.

To qualify for federal income taxation as a “regulated investment company” (a “RIC”), the Trust must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain).  The Trust also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax, however, the Trust expects it will not distribute all of its income and capital gain and thus will pay this excise tax.  If the Trust is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of the preferred shares may provide that any amounts so precluded from being distributed, but required to be distributed for the Trust to meet the distribution requirements for qualification as a regulated investment company, will be paid to the holders of the preferred shares as a special distribution.  This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

Successful use of a leveraging strategy may depend on the Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Borrowings

The Trust may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Under the 1940 Act, the Trust is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Trust’s portfolio is at least 300% of the liquidation value of the outstanding indebtedness (i.e., such liquidation value may not exceed 33 1/3% of the Trust’s total assets).  The Trust may also borrow money for temporary administrative purposes.

The Trust expects to enter into an Agreement with a syndicate of banking institutions through which the Borrowings initially will not exceed 25% of the Trust’s Managed Assets. The Trust expects that borrowings under the Agreement will be secured by the assets of the Trust.  [Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Trust expects to pay a monthly program fee and a monthly liquidity fee on the borrowing limit.]

Effects of Leverage

The following table is furnished in response to requirements of the SEC.  It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Trust's portfolio) of -10%, -5%, 0%, 5% and 10%.  These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Trust. The table assumes the utilization of leverage in the amount of [25%] of the Trust’s Managed Assets and an annual interest rate of x% on borrowings payable on such leverage based on market rates as of the date of this prospectus. The additional income that the Trust must earn (net of expenses) in order to cover such dividend payments is .x%. The Trust’s actual cost of leverage will be based on market rates at the time the Trust undertakes a leveraging strategy, and such actual costs of leverage may be higher or lower than those assumed for the following example. See "Investment objectives, policies and risks -- Leverage Risk".  Actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Total Return (Net of Expenses) .……………………………………	(10)%	(5)%	0%	5%	10%
Common Share Total Return…………………	(x)%	(x)%	(x)%	x%	x%

Common Share total return is composed of two elements—the Common Share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying any dividends on preferred shares) and gains or losses on the value of the securities the Trust owns.  As required by SEC rules, the table above assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation.  For example, to assume a total return of 0%, the Trust must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

RISK CONSIDERATIONS

The Trust is a newly organized, diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle.  The Trust is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Trust will achieve its investment objectives.  At any point in time an investment in the Common Shares may be worth less than the original amount invested, even after taking into account the distributions paid by the Trust and the ability of Common Shareholders to reinvest dividends.

No prior history

The Trust is a newly-organized closed-end management investment company with no history of operations, thus has no financial statements or other meaningful operating or financial data on which potential investors may evaluate the Trust and its performance, and is designed for long-term investors and not as a trading vehicle.  The Common Shares have no history of public trading.

Investment and market risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Trust, which will generally trade in the over-the-counter markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions. The Trust anticipates using leverage, which will magnify the Trust’s risks.

Because the Trust will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a Trust that invests solely in investment grade securities. As a result, should a Trust portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends; may prevent or inhibit the Trust from fully being able to liquidate its portfolio at or prior to the Termination Date; and may severely impact the Trust’s ability to return Original NAV to Common Shareholders on or about the Termination Date. See “—Debt Securities Risk” and “—Below Investment Grade Risk” below.

Market discount risk

The shares of closed-end management investment companies often trade at a discount from their NAV, and the Common Shares may likewise trade at a discount from NAV. This risk is separate and distinct from the risk that the Trust’s NAV could decrease as a result of its investment activities.  The trading price of the Common Shares may be less than the initial public offering price, creating a risk of loss for investors purchasing in the initial public offering of the Common Shares. This market price risk may be greater for investors who sell their Common Shares within a relatively short period after completion of this offering. The Trust’s NAV will be reduced immediately following the initial offering by a sales load and offering expenses paid or reimbursed by the Trust.

Five-year term risk

Because the assets of the Trust will be liquidated in connection with its termination, the Trust may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Trust to lose money. Expenses associated with liquidation of the Trust’s assets may also be substantial during this period. Although the Trust has an investment objective of returning Original NAV to Common Shareholders on or about the Termination Date, the Trust may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Trust. There can be no assurance that the Trust will be able to return Original NAV to shareholders, and such return is not backed or otherwise guaranteed by the Adviser or any other entity.

The Trust’s ability to return Original NAV to Common Shareholders on or about the Termination Date will depend on market conditions, the presence or absence of defaulted or distressed securities in the Trust’s portfolio that may prevent those securities from being sold in a timely manner at a reasonable price, and the performance of the Trust’s  portfolio investments and cash flow management. The Trust may set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains, in pursuit of its objective to return Original NAV to shareholders upon termination. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Trust. In addition, the Trust’s investment in shorter term and lower yielding securities, especially as the Trust nears its Termination Date, may reduce investment income and, therefore, the monthly dividends during the period closely prior to termination. To the extent that lower distribution rates may negatively impact Common Share price, such reduced yield and monthly dividends may cause a reduction of Common Share price. The Trust’s final distribution to shareholders will be based upon the Trust’s NAV at the Termination Date and initial investors and any investors that purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price or Original NAV) may receive less than their original investment. Original NAV is less than the purchase price in this offering because Original NAV is net of sales load. Rather than reinvesting the proceeds of its securities, the Trust may also distribute the proceeds in one or more distributions prior to the final liquidation, which may cause the Trust’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares. Depending upon a variety of factors, including the performance of the Trust’s portfolio over the life of the Trust, the amount distributed to shareholders may be significantly less than Original NAV. In addition, during the wind-up period (the three to twelve month period preceding the Termination Date), the Trust may invest less than 80% of its Managed Assets in High Yield Obligations due to limited availability of appropriate shorter maturity High Yield Obligations. Accordingly, during such time the Trust may not earn as much income as it would investing in High Yield Obligations.

Earnings risk

The Trust’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Trust or the Trust’s ability to maintain its dividend.

High Yield Obligations risk

The Trust’s investments in High Yield Obligations are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, High Yield Obligations typically entail greater potential price volatility and may be less liquid than higher-rated investments. Issuers of High Yield Obligations are more likely to default on their payments of interest and principal owed to the Trust, and such defaults will reduce the Trust’s NAV and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated investments. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a greater likelihood of non-payment. In addition, a security may lose significant value before a default occurs as the market adjusts to expected non-payment.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Trust, which could have a material adverse impact on the Trust’s business, financial condition and results of operations. In addition, default may cause the Trust to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments.

Because of the greater number of investment considerations involved in investing in High Yield Obligations, the ability of the Trust to meet its objectives depends more on the Adviser’s judgment and analytical abilities than would be the case if the Trust invested primarily in securities in the higher rating categories. While the Adviser will attempt to reduce the risks of investing in lower rated instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession.

Foreign investment risk

The Trust may invest in the securities of non-U.S. issuers.  Investing in issues of companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and investments in some foreign companies are less liquid and more volatile than investments in comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. Any of these actions could adversely affect prices of Trust investments held, impair the Trust’s ability to purchase or sell foreign instruments, or transfer the Trust’s assets or income back to the United States, or otherwise adversely affect Trust operations.  In the event of nationalization, expropriation or confiscation, the Trust could lose its entire investment in a foreign issuer.

Other potential foreign market risks include exchange controls, difficulties in valuing investments, defaults on foreign government securities, and difficulties of enforcing favorable legal judgments in foreign courts.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, reinvestment of capital, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States.  Foreign countries may not have the infrastructure or resources to respond to natural and other disasters that interfere with economic activities, which may adversely affect issuers located in such countries.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Payment for investments before delivery may be required and in some countries delayed settlements are customary, which increases the Trust’s risk of loss. The Trust generally holds its foreign investments and related cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Trust’s ability to recover its assets if a foreign bank, depository or issuer of a security or any of their agents goes bankrupt.  Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains.

In addition, it is often more expensive to buy, sell and hold investments in certain foreign markets than in the United States. Foreign brokerage commissions are generally higher than commissions on investments traded in the United States and may be non-negotiable.  The fees paid to foreign banks and securities depositories generally are higher than those charged by U.S. banks and depositories.  The increased expense of investing in foreign markets reduces the amount earned on investments and typically results in a higher operating expense ratio for the Trust as compared to investment companies that invest only in the United States.

Unless otherwise provided in the Trust’s prospectus, in determining the domicile of an issuer, the Adviser may consider the domicile determination of the Trust’s benchmark index or a leading provider of global indexes and may take into account such factors as where the company’s securities are listed, and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Foreign exposure risk

The securities of many companies may have significant exposure to foreign markets as a result of the company's products or services in those foreign markets. As a result, the domicile and/or the markets in which a company's securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or geographical region will adversely affect those markets in which the company's products or services are sold.

Foreign sovereign debt risk

Foreign government debt includes bonds that are issued or backed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. The governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Trust may have limited legal recourse in the event of a default. In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing financial instability of Europe, which began in Greece and has had an impact on various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Trust, although it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Trust.

The cost of servicing external debt also generally will be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because foreign securities may trade on days when the Common Shares are not priced and the NYSE is closed, NAV can change at times when Common Shares cannot be sold.

Emerging markets risks

The risks described under “Foreign investment risk” herein generally are heightened in connection with investments in emerging markets.  Also, investments in issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such investments, as compared to investments in comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in emerging market countries.  There can be no assurance that repatriation of income, gain or initial capital from these countries will occur.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may undergo significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the entire value of an investment in the affected market could be lost. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in developed markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Certain emerging market investments may be held by a limited number of persons. This may adversely affect the timing and pricing of the acquisition or disposal of investments.  The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by transactions by brokers in anticipation of transactions in particular investments.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because brokers and counterparties in such markets may be less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets.  As an alternative to investing directly in emerging markets, exposure may be obtained through derivative investments.

Valuation risk

Unlike publicly traded common stocks that trade on national exchanges, there is no central place or exchange for fixed-income instruments or loans to trade. Fixed-income instruments generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Trust. As a result, the Trust may be subject to the risk that when a fixed-income instrument is sold in the market, the amount received by the Trust is less than the value that such fixed-income instrument is carried at on the Trust’s books.

Interest rate risk

Generally, the prices of fixed-rate instruments held by the Trust will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate instruments held by the Trust can be expected to rise. The Trust may be subject to greater risk of rising interest rates due to the current period of historically low interest rates. In typical market interest rate environments, the prices of longer-term fixed-rate instruments tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate instruments.  Because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause some fluctuations in the Trust’s NAV.  A material decline in the Trust’s NAV may impair the Trust’s ability to maintain required levels of asset coverage with respect to any leverage it has outstanding.

Duration risk

Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Prepayment, reinvestment risk and extension risk

During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled. For debt instruments, such payments often occur during periods of declining interest rates, forcing the Trust to reinvest in lower yielding investments. This is known as call or prepayment risk. High Yield Obligations frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a High Yield Obligation if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Senior Loans typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Trust, prepayment risk may be enhanced.  Reinvestment risk is the risk that income from the Trust’s portfolio will decline if and when the Trust invests the proceeds from matured, traded or called debt obligations into lower yielding instruments. A decline in income could affect the Common Share price or overall return.  In addition, certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.  In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended.

Premium securities risk

The Trust  may buy fixed-income securities at a premium to their face value. A security may trade at a premium because its coupon (interest rate) is above the market rate for similar securities. The Trust expects to pay out a substantial portion of such a security’s coupon in the Trust’s dividends and, over time, the NAV of the Trust will decline because the premium value of the security will decline as it approaches maturity (at maturity the market price of a security should equal its face value). Thus, the Trust will enjoy a higher payout than with a market rate bond over the life of the security, but that higher payout will be offset by a decline in the market value of the security as the security approaches maturity. The Trust will be subject to similar NAV erosion if the Trust invests in a fixed-income security at a premium and the issuer redeems the security before maturity (a “call”) at a price below its current market price. This call risk is especially prevalent in low and declining interest rate environments. This NAV erosion could reduce the total return to common shareholders.

Senior loans risk

Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans that the Trust intends to invest in are usually rated below investment grade, and share the same risks of other below investment grade debt instruments. The Trust's investments in senior loans are typically below investment-grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Trust, and such defaults could reduce the Trust's NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value.  Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. Any such actions by a court could negatively affect the Trust’s performance.  The amount of public information available with respect to senior loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider and may rely on analyses performed by others.

Liquidity risk

The Trust may invest in High Yield Obligations and other investments for which there is no readily available trading market or which are otherwise illiquid. The Trust may not be able to dispose readily of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the investments, thereby adversely affecting the Trust's NAV and ability to make dividend distributions.  Limited liquidity can also affect the market price of securities, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Income risk

The income investors receive from the Trust is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors’ income from the Trust could drop as well. The Trust’s income could also be affected adversely when prevailing short-term interest rates increase and the Trust is utilizing leverage.

Credit risk

High Yield Obligations and other debt obligation investments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Trust shares and income distributions. The value of High Yield Obligations and other income investments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Because the Trust primarily invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a Trust which invests solely in investment grade securities.  The prices of lower grade instruments are generally more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade instruments. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security.  In the event of bankruptcy of the issuer of loans or other income investments, the Trust could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Trust may be required to retain legal or similar counsel and incur additional costs.

Issuer risk

The value of High Yield Obligations and other income-producing investments held by the Trust may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Private debt investments risk

The Trust may invest in privately issued secured and unsecured debt of both public and private companies. Private debt investments generally are of non-investment-grade quality, frequently are unrated and present many of the same risks as investing in High Yield Obligations. Investing in companies that do not publicly report financial and other material information results in a greater degree of investment risk and reliance upon the Adviser's ability to obtain and evaluate applicable information concerning creditworthiness and other investment considerations.

U.S. Government securities risk

The Trust may invest in debt obligations issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks or the FHLMC, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers. However, in 2011 S&P downgraded its rating of U.S. government debt, suggesting an increased credit risk. Any further downgrades could have an adverse impact on the price and volatility of U.S. government debt instruments.

The principal of and/or interest on certain U.S. Government securities could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

Capitalization risk

The general risks associated with debt instruments are particularly pronounced for investments in companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Investments in smaller companies may trade less frequently and in lesser volume than more widely held instruments and their values may fluctuate more sharply than other instruments. They may also have limited liquidity. These instruments may therefore be more vulnerable to adverse developments than instruments of larger companies, and the Trust may have difficulty purchasing or selling positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their instruments as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Other investment companies risk

The Trust may, subject to the limitations of the 1940 Act, invest in the securities of other investment companies, including other closed-end funds. The Trust’s NAV would be impacted by the net asset value or market value of such other investment companies. Such securities may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. The Trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees, in addition to the direct expenses of the Trust’s own operations.

Derivatives risk

The Trust may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for investment purposes; risk management purposes, such as hedging against fluctuations in prices of portfolio securities held by the Trust, interest rates or base currencies; diversification purposes; or changing the duration of the Trust.  The loss on derivative instruments (other than purchased options) may substantially exceed amounts invested in these instruments. Derivative transactions in which the Trust may engage (such as futures contracts and options thereon, and swaps) may subject the Trust to increased risk of principal loss due to unexpected movements in investment prices and interest rates, and imperfect correlations between the Trust's investment holdings and indices upon which derivative transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Trust's performance. The Trust also will be subject to credit risk with respect to the counterparties to any derivatives contracts entered into by the Trust.  The counterparty risk for cleared derivative transactions may be lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries.  However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Trust.

Derivatives may be volatile and involve various other risks, depending upon the derivative and its function in a portfolio, including market risk, limitations on deliverable supplies, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk, government regulation and intervention, and operations risk.

The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivative transactions.  The Trust could experience losses if it was unable to liquidate its position because of an illiquid secondary market.  Although both OTC and exchange-traded derivatives markets may experience the lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments.  The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures.

The use of derivatives to enhance income is considered to be speculative in nature.  The use of derivatives may result in greater losses than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security it might otherwise sell.  Segregated liquid assets, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to derivatives transactions are not otherwise available to the Trust for investment or operational purposes. Certain derivative transactions may have economic characteristics similar to leverage. See “Leverage risk”.

Counterparty risk

Changes in the credit quality of the companies that serve as the Trust’s counterparties with respect to its derivatives positions and liquidity providers for the Trust’s other investments supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the municipals markets have recently incurred significant financial hardships including bankruptcy and material loss of credit standing as a result of exposure to sub-prime mortgages and other investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations. By using derivatives or other instruments that expose the Trust to counterparties, the Trust assumes the risk that its counterparties could experience future financial hardship.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or no recovery in such circumstances. The counterparty risk for cleared derivative transactions may be lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations.  However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Trust.

Swap risk

The Trust may invest in interest rate swaps, credit default swaps and total return swaps. Such transactions are subject to high volatility risk, market risk, liquidity risk, counterparty risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. See “—Derivatives risk” above. The risk of loss when the Trust buys protection is the contractual obligation to make a stream of payments to the swap counterparty. If however, the Trust sells protection, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. Generally in a total return swap, if the Trust is a total return swap buyer (receiver), then the credit risk for an underlying asset is transferred to the Trust in exchange for its receipt of the return (appreciation) on that asset. If the Trust is a total return swap seller (payer), it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity. The absence of liquidity may also make it more difficult for the Trust to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Trust’s ability to effectively hedge its portfolio.

Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Trust would be less favorable than it would have been if these investment techniques were not used.

Trust’s clearing broker and central clearing counterparty risk

The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers provided to margin, guarantee or secure the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers provided to margin, guarantee or secure the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Trust with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Trust’s clearing broker. In addition, the assets of the Trust might not be fully protected in the event of the Trust’s clearing broker’s bankruptcy, as the Trust would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading or from any funds or other property received by other clearing members. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account of the relevant clearing member and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account of the relevant clearing member at the clearing organization to satisfy payment obligations of a defaulting customer of the same clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Trust may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Trust with the clearing organization.

Inflation/Deflation risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Trust’s portfolio.

Leverage risk

As discussed above, The Trust expects to use financial leverage obtained through Borrowings, initially in an amount not to exceed 25% of the Trust’s Managed Assets. The Trust intends to utilize financial leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of financial leverage over time and from time to time, based on Eaton Vance’s assessment of market conditions and other factors.  The Trust currently intends to enter into a revolving credit and security agreement with a syndicate of banking institutions.  The Trust has no current intention to issue preferred shares within the first year of operation, but reserves the flexibility to do so in the future.

The Adviser anticipates that the use of leverage (from the issuance of preferred shares, if any, and Borrowings) may result in higher income to Common Shareholders over time.  Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of, and distributions from, the Common Shares and the risk that fluctuations in the costs of borrowings may affect the return to Common Shareholders.  To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Trust’s distributions will be greater than if leverage had not been used.  Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used.  In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Trust’s leveraged position if it deems such action to be appropriate.  While the Trust has preferred shares or borrowings outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Trust’s income available for distribution.  There can be no assurance that a leveraging strategy will be successful.

The fee paid to Eaton Vance is calculated on the basis of the Trust’s Managed Assets, including proceeds from the issuance of preferred shares and borrowings, so the fees will be higher when leverage is utilized.  In this regard, holders of any preferred shares do not bear the investment advisory fee.  Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that Common Shareholders effectively bear the entire advisory fee.

Leverage may also be achieved through the purchase of certain derivative instruments. The Trust’s use of derivative instruments exposes the Trust to special risks.  The Trust will limit its total economic leverage, which include leverage from the use of derivatives for other than hedging purposes, issuance of any preferred shares, and borrowings to 50% of its total assets. The Trust will segregate assets equal to amounts required by the 1940 Act, or any guidance thereunder.

See “Investment objectives, policies and risks—Additional Investment Practices” and “Investment objectives, policies, and risks—Risk Considerations.”

Management risk

The Trust is subject to management risk because it is actively managed. Eaton Vance and the individual portfolio managers invest the assets of the Trust as they deem appropriate in implementing the Trust’s investment strategy. Accordingly, the success of the Trust depends upon the investment skills and analytical abilities of Eaton Vance and the individual portfolio managers to develop and effectively implement strategies that achieve the Trust’s investment objectives. There is no assurance that Eaton Vance and the individual portfolio managers will be successful in developing and implementing the Trust’s investment strategy. Subjective decisions made by Eaton Vance and the individual portfolio managers may cause the Trust to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Conflicts of interest risk

The Adviser will be subject to certain conflicts of interest in its management of the Trust. These conflicts will arise primarily from the involvement of the Adviser and its affiliates in other activities that may conflict with those of the Trust. The Adviser and its affiliates engage in a wide array of portfolio management and other asset management services to a mix of clients. In the ordinary course of their business activities, the Adviser and its affiliates may engage in activities where the interests of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the Trust or the shareholders of the Trust. For example, the Adviser may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Trust. Other present and future activities of the Adviser and its affiliates may give rise to additional conflicts of interest which may have a negative impact on the Trust.

The Adviser may buy or sell for one client account securities of the same kind or class that are purchased or sold for another at prices that may be different and also may, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in investment strategy or client direction.

Derivatives regulatory risk

The regulation of the U.S. and non-U.S. securities and derivatives markets and investment funds such as the Trust has undergone substantial change in recent years and such change may continue.  In particular, the Dodd-Frank Act, and regulation proposed as promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether.  Although the CFTC has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear.  New regulations could, among other things, restrict a Trust’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to a Trust) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and a Trust may be unable to execute its investment strategies as a result.  Limits or restrictions applicable to the counterparties with which the Trust engages in derivative transactions also could prevent the Trust from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Trust. Legislation or regulation may change the way in which the Trust itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Trust’s ability to achieve its investment objectives.

Regulatory risk – Commodity Pool Operator

The Adviser intends to claim an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Regulation 4.5 under the CEA promulgated by the CFTC with respect to the Trust. Although the Adviser is registered with the CFTC as a “commodity pool operator”, with respect to other managed entities, by claiming the exclusion with respect to the Trust, the Adviser may not be subject to regulation as a “commodity pool operator” under the CEA with respect to its service as investment adviser to the Trust.  For the Adviser to qualify for the exclusion under Regulation 4.5, the aggregate initial margin and premiums required to establish the Trust's positions in regulated derivative instruments (other than positions entered into for hedging purposes) does not exceed five percent of the Trust's liquidation value or, alternatively, the net notional value of the Trust's aggregate investments in such regulated derivative instruments (other than positions entered into for hedging purposes) does not exceed 100% of the Trust's liquidation value. The CFTC has adopted amendments to its rules that may affect the ability of the Adviser to claim this exclusion. The on-going compliance implications of these amendments are not fully effective and their scope of application is still uncertain. The Adviser could be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Trust as a result of claiming the exclusion.

Legislation and additional regulatory risk

At any time after the date of this prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Trust, securities held by the Trust or the issuers of such securities. Trust shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trust or will not impair the ability of the Trust to achieve its investment objectives.

Adverse market circumstances

Beginning in 2007 and 2008, the debt and equity capital markets in the United States were adversely affected by significant write-offs in the financial services sector relating to sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. In addition, domestic and international markets experienced acute turmoil due to a variety of factors, including economic unrest in Italy, Greece, Spain, Ireland, Portugal and other European Union countries. These events, along with the downgrade to the United States credit rating, deterioration of the housing market, the failure of major financial institutions and the resulting United States federal government actions (as well as the actions of many governments or quasi-governmental organizations throughout the world, which responded to the turmoil with a variety of significant fiscal and monetary policy changes) led in the recent past, and may lead in the future, to worsening general economic circumstances, which did, and could, materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial firms in particular. These events may increase the volatility of the value of securities owned by the Trust and/or result in sudden and significant valuation increases or decreases in its portfolio. These events also may make it more difficult for the Trust to accurately value its securities or to sell its securities on a timely basis.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. As a result of the Federal Reserve’s action to end its quantitative easing stimulus program, with the possibility that it will unwind that program in the future, as well as its initiation of a policy to raise short-term interest rates, fixed income markets could experience continuing high volatility, which could negatively impact the Trust’s performance.  Recent market volatility (particularly in high yield bonds), rising interest rates and/or a return to unfavorable economic circumstances could impair the Trust’s ability to achieve its investment objectives.

General market uncertainty and consequent re-pricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of securities and significant and rapid value decline in certain instances. Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These circumstances resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market circumstances may make valuation of some of the Trust’s investments uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Trust’s portfolio, this may impact the asset coverage levels for any outstanding leverage the Trust may have.

Portfolio turnover risk

The Trust’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. If the Adviser determines that it is in the Trust’s best interests to shift the focus of its investments from one type of fixed income security to another, the Trust’s portfolio turnover rate during such a shift may be very high. The Trust will experience expenses similar to portfolio turnover expenses in liquidating all of its investments to make its final distribution on or about the Termination Date. High portfolio turnover results in greater transactional expense for the Trust and may result in the realization of net short-term capital gains by the Trust which, when distributed to Common Shareholders, will be taxable as ordinary income. See “Federal income tax matters.”

Anti-takeover provisions

Pursuant to the Trust’s Declaration of Trust, the Trust Board is divided into three classes of Trustees with each class serving for a three-year term and certain types of transactions require the favorable vote of holders of at least 75% of the outstanding shares of the Trust.  These provisions could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of its Board. These provisions could deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. See "Certain provisions of the Declaration of Trust—Anti-Takeover Provisions in the Declaration of Trust."

Management of the Trust

BOARD OF TRUSTEES

The management of the Trust, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance Management serves as the Trust's investment adviser under an Investment Advisory and Administrative Agreement (the "Advisory Agreement"). The Adviser's principal office is located at Two International Place, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. As of December 31, 2015, Eaton Vance and its affiliates managed approximately $308.0 billion of client assets. Eaton Vance is a wholly owned subsidiary of Eaton Vance Corp., a publicly held holding company which, through its subsidiaries and affiliates, engages primarily in investment management, administration and marketing activities.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the assets of the Trust, will furnish continuously an investment program with respect to the Trust, will determine which investments should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Trust investment advice and office facilities, equipment and personnel for servicing the investments of the Trust. The Adviser will compensate all trustees and officers of the Trust who are members of the Adviser’s organization and who render investment services to the Trust, and will also compensate all other Adviser personnel who provide research and investment services to the Trust. In return for these services, facilities and payments, the Trust has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of [x]% of the average Managed Assets of the Trust. For purposes of this calculation, "Managed Assets" of the Trust shall mean total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage).  Other forms of leverage may include, for example, reverse repurchase agreements and forward commitments.  For purposes of calculating “Managed Assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. Eaton Vance may voluntarily reimburse additional fees and expenses but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time. During periods in which the Trust is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust’s Managed Assets. A discussion regarding the basis for the approval of the Advisory Agreement will be available in the Trust’s first report to Shareholders.

Michael W. Weilheimer and Stephen Concannon are the portfolio managers of the Trust.  Messrs. Weilheimer and Concannon are each a Vice President of Eaton Vance and Boston Management and Research, an Eaton Vance subsidiary, and have managed the Trust since its inception in 2016.

Additional Information Regarding Portfolio Managers

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Trust. The Statement of Additional Information is available free of charge by calling 1-800-225-6265 or by visiting the Trust’s website at http://www.eatonvance.com. The information contained in, or that can be accessed through, the Trust’s website is not part of this prospectus or the Statement of Additional Information.

The Trust and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes of Ethics permit Adviser personnel to invest in securities (including securities that may be purchased or held by the Trust) for their own accounts, subject to the provisions of the Codes of Ethics and certain employees are also subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes of Ethics.

A control person is a person who beneficially owns more than 25% of the voting securities of a company.  Eaton Vance is currently the sole shareholder of the Trust, and therefore a control person. However, it is anticipated that Eaton Vance will no longer be a control person once this offering is completed

THE ADMINISTRATOR

Eaton Vance serves as administrator of the Trust but currently receives no compensation for providing administrative services to the Trust. Under the Advisory Agreement, Eaton Vance is responsible for managing the business affairs of the Trust, subject to the supervision of the Board. Eaton Vance will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust’s custodian and transfer agent, providing assistance in connection with the trustees’ and shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Trust’s business.

Distributions

The Trust intends to pay income distributions to Common Shareholders on a monthly basis. Distributions to Common Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Common Shareholders are expected to be declared approximately 30-45 days and are expected to be paid approximately 45-60 days after the completion of this offering, subject to market conditions. Distributions to preferred shareholders, if any, will be recorded daily and are payable at the end of each dividend period.  See “Description of capital structure.”

For the purpose of pursuing its investment objective of returning Original NAV, the Trust may set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income.  The extent to which the Trust retains income, and the cumulative amount so retained, will depend on prevailing market conditions, portfolio turnover and reinvestment, and whether the Trust’s portfolio experiences any defaults, net of recoveries, in excess of any potential gains that may be realized over the Trust’s term. Adjustments to the amounts of income retained and the resulting distribution rate will take into account, among other factors, the then-current projections of the Trust’s NAV on the Termination Date in the absence of income retention. The timing and amounts of future distribution changes cannot be predicted.

The Trust  may also distribute, generally not more than once each year, the amount of its realized capital gains, (if any).  For the purpose of pursuing its investment objective of returning Original NAV, the Trust may elect to retain rather than distribute all or a portion of any net capital gains (which is the excess of long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal corporate income tax on the retained gain. As provided under U.S. federal tax law, Common Shareholders of record as of the end of the Trust’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a U.S. federal income tax credit for the tax deemed paid on their behalf by the Trust.

While the amounts retained would be included in the final liquidating distribution of the Trust, the Trust’s distribution rate over the term of the Trust may be lower, and possibly significantly lower, than if the Trust distributed substantially all of its investment income and gains in each year. To the extent that the market price of Common Shares over time is influenced by the Trust’s distribution rate, the reduction of the Trust’s monthly distribution rate because of the retention of income would negatively impact its market price. Such effect on the market price of the Common Shares may not be offset by the increase in the Trust’s NAV as a result of retaining income. In the event that the Trust elects to distribute all of its net investment income or gains (if any) in each year, rather than retaining such income or gains, there is an increased risk to shareholders that the final liquidating distribution may be less than Original NAV.

The Trust will continue to pay at least the percentage of its net investment income and any gains necessary to maintain its status as a regulated investment company for U.S. federal income tax purposes.

The retention of a portion of its net investment income will result in the Trust paying U.S. federal excise tax and possibly U.S. federal corporate income tax. The retention of significant amounts of income, and possibly all or a portion of its gains, would make the payment of excise tax a certainty and would increase the likelihood that the Trust would pay corporate income tax. See “Federal Income Tax Matters” in this prospectus. The payment of such taxes would reduce amounts available for current distributions and/or the final liquidating distribution. See “Dividend Reinvestment Plan.”

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time upon notice to Common Shareholders.

Federal income tax matters

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Trust.  The Trust intends to elect to be treated and to qualify each year as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Trust will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Trust must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Trust must also distribute to its shareholders at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Trust must also satisfy certain requirements with respect to the diversification of its assets. The Trust must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Trust or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Trust’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Trust controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If the Trust does not qualify as a RIC for any taxable year, the Trust’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income.  Such distributions will be treated as qualified dividend income with respect to shareholders who are individuals and will be eligible for the dividends received deduction in the case of shareholders taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Trust may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

The Trust intends to make distributions of net investment income on a monthly basis.  For the purpose of pursuing its investment objective of returning Original NAV, the Trust may set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income. The retention of a portion of its net investment income will result in the Trust paying U.S. federal excise tax and possibly U.S. federal corporate income tax. [EXCESS TAX AND CORPORATE INCOME TAX TREATMENT OF UNDISTRIBUTED RIC NET INCOME DISCLOSURE TO BE ADDED BY AMENDMENT].

 The Trust may also distribute its net realized capital gains, if any, generally not more than once per year. Distributions of the Trust's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Dividends paid to shareholders out of the Trust's current and accumulated earnings and profits, except in the case of capital gain dividends and certain dividends received by individuals, will be taxable as ordinary income. Dividends with respect to the shares generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the favorable long-term capital gains tax rates applicable to such income. Distributions, if any, in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). Dividends will not qualify for a dividends received deduction generally available to corporate shareholders.

As described in “Distributions” above, the Trust may retain some or all of its net capital gain. If the Trust retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained and will report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence.

Gains or losses attributable to fluctuations in exchange rates between the time the Trust accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Trust actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Trust may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of the value of the total assets of the Trust consists of securities issued by foreign issuers, the Trust may be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Trust, in which event shareholders will include in income, and will be entitled to take any foreign tax credits or deductions for, such foreign taxes.

The Trust will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder's adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss.

The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) generally, 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (10% for individuals in the 10% and 15% tax brackets, and 20% for individuals in the 39.6% tax bracket). Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (currently 28%).

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Trust and the shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Dividend reinvestment plan

The Trust has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares. American Stock Transfer & Trust Company (“AST” or the “Plan Agent”) serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Trust distributions in cash paid by check mailed directly to the Common Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to the nominee) by AST, as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Trust (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent could exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder’s proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Trust as a result of distributions payable either in Common Shares or in cash. However, each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Trust purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares. If the market price (plus commissions) of the Common Shares is below their net asset value, Plan participants will receive Common Shares with a net asset value that exceeds the cash distributions they would have otherwise received on their Common Shares. There may, however, be insufficient Common Shares available in the market at prices below net asset value to satisfy the Plan’s requirements, in which case the Plan Agent will acquire newly issued Common Shares. Also, since the Trust does not redeem its Common Shares, the price on resale of Common Shares may be more or less than their net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days’ notice to Plan participants, the Trust reserves the right to amend or terminate the Plan. A Plan participant will be charged a $5.00 service charge and pay brokerage charges whenever he or she directs the Plan Agent to sell Common Shares held in a distribution reinvestment account.

All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219. Please call 1-866-706-0514 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time if you have questions regarding the Plan.

Description of capital structure

The Trust is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by the Declaration of Trust dated [x], 2016 and filed with the Secretary of The Commonwealth on [x], 2016. The Declaration of Trust provides that the trustees of the Trust may authorize separate classes of shares of beneficial interest. The trustees have authorized an unlimited number of Common Shares. The Trust intends to hold annual meetings of shareholders in compliance with the requirements of the NYSE.

COMMON SHARES

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional Common Shares. Each Common Share represents an equal proportionate interest in the assets of the Trust with each other Common Share in the Trust. Common Shares will, when issued, be fully paid and non-assessable and will have no pre-emptive conversion rights or rights to cumulative voting. Common Shareholders will be entitled to the payment of dividends when, as and if declared by the Board. The 1940 Act or the terms of any borrowings or preferred shares may limit the payment of dividends to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Trust among the holders of the Common Shares. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust and permits inclusion of a clause to that effect in every agreement entered into by the Trust and in coordination with the Trust's By-Laws indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Trust as though they were general partners, the provisions of the Declaration of Trust and By-Laws described in the foregoing sentence make the likelihood of such personal liability remote.

While there are any borrowings or preferred shares outstanding, the Trust may not be permitted to declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Trust's Managed Assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Trust may be required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of the preferred shares from a rating agency. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Trust's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Trust to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. If the Trust were to issue preferred shares, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Trust's status as a regulated investment company. See "Investment objectives, policies and risks," "Distributions” and “Federal income tax matters." Depending on the timing of any such redemption or repayment, the Trust may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Trust has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Trust's outstanding Common Shares.

The Trust generally will not issue Common Share certificates. However, upon written request to the Trust's transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Common Share certificates that have been issued to an investor may be returned at any time.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board has determined that from time to time it may be in the interest of shareholders for the Trust to take corrective actions. The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the remaining life of the Trust, the liquidity of the assets of the Trust, effect on the Trust's expenses, whether such transactions would impair the Trust's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Trust's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Common Shares trading at a price which is equal to or approximates their NAV. In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of shareholders, the Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

PREFERRED SHARES

Although the Trust has no current intention to issue preferred shares within its first year of operations, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, having a par value of $.01 per share, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. The preferred shares, have seniority over the Common Shares.

Under the requirements of the 1940 Act, the Trust must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%.  Asset coverage means the ratio which the value of the total assets of the Trust, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Trust, if any, plus the aggregate liquidation preference of the preferred shares.  The liquidation value of the preferred shares is expected to equal to their aggregate original purchase price plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared.  The terms of the preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, is determined by the Board (subject to applicable law and the Trust’s Declaration of Trust).  The Trust may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Trust to lengthen such intervals.  At times, the distribution rate on the Trust’s preferred shares may exceed the Trust’s return after expenses on the investment of proceeds from the preferred shares and the Trust’s leverage structure, resulting in a lower rate of return to Common Shareholders than if the preferred shares were not outstanding.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal to the original purchase price per share plus the applicable redemption premium, if any, together with accrued and unpaid distributions, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares.  After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Trust.

Holders of preferred shares, voting as a class, shall be entitled to elect two of the Trust’s trustees.  The holders of both the Common Shares and the preferred shares (voting together as a single class with each share entitling its holder to one vote) shall be entitled to elect the remaining trustees of the Trust.  Under the 1940 Act, if at any time distributions on the preferred shares are unpaid in an amount equal to two full years’ distributions thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Trust’s trustees until all distributions in arrears have been paid or declared and set apart for payment.  In addition, if required by a rating agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Board in other circumstances, for example, if one payment on the preferred shares is in arrears.  The differing rights of the holders of preferred and Common Shares with respect to the election of trustees do not affect the obligation of all trustees to take actions they believe to be consistent with the best interests of the Trust.  All such actions must be consistent with (i) the obligations of the Trust with respect to the holders of preferred shares (which obligations arise primarily from the contractual terms of the preferred shares, as specified in the Declaration of Trust and By-laws of the Trust) and (ii) the fiduciary duties owed to the Trust, which include the duties of loyalty and care.

CREDIT FACILITY

The Trust currently intends to leverage through Borrowings in an amount not to initially exceed 25% of the Trust’s Managed Assets. The Trust expects that Borrowings under the Agreement will be secured by the assets of the Trust.  [Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Trust expects to pay a monthly program fee and a monthly liquidity fee on the borrowing limit.]

In addition, the credit facility/program is expected to contain covenants that, among other things, limit the Trust's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Trust will be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The credit facility/program will contain customary covenant, negative covenant and default provisions. In addition, any such credit facility/program entered into in the future may be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Certain provisions of the Declaration of Trust

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board, and could have the effect of depriving holders of Common Shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. The Board is divided into three classes, with the term of one class expiring at each annual meeting of holders of Common Shares and preferred shares. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A trustee may be removed from office only for cause by a written instrument signed by the remaining trustees or by a vote of the holders of at least two-thirds of the class of shares of the Trust that elected such trustee and are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Trust, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Trust. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of holders of Common Shares and preferred shares generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CLOSED-END STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds frequently trade at a discount from their NAV.  In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at NAV. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. The Board might also consider the conversion of the Trust to an open-end mutual fund. The Board believes, however, that the closed-end structure is desirable, given the Trust's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Trust to an open-end investment company. Investors should note that the Trust’s preferred shares could make a conversion to open-end form more difficult because of the voting rights of preferred shareholders, the costs of redeeming preferred shares and other factors. See "Description of capital structure."

CONVERSION TO OPEN-END TRUST

The Trust may be converted to an open-end investment company at any time if approved by the lesser of (i) two-thirds or more of the Trust’s then outstanding Common Shares and preferred shares, each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and preferred shares, voting separately as a class, if such conversion is recommended by at least 75% of the trustees then in office. If approved in the foregoing manner, conversion of the Trust could not occur until 90 days after the Common Shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all Common Shareholders. Conversion of the Trust to an open-end investment company also would require the redemption of any outstanding preferred shares, and could require the repayment of borrowings. The Board believes that the closed-end structure is desirable, given the Trust’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Trust to an open-end investment company.

TERM

 The Declaration of Trust provides that the Trust in ordinary circumstances will terminate on [x], 2021. The Board may terminate the Trust prior to this date. The Declaration of Trust also provides that the Trust’s term may be extended by the Board upon provision of notice to Common Shareholders, without a vote of Common Shareholders, for one period up to six months The Fund’s term may only be extended further than a six month period with a vote of Common Shareholders.

UNDERWRITING

[                     ] is acting as the representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Trust has agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter’s name.

Underwriter	Number of Shares

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $[    ] per share. The sales load the investors in the Trust will pay of $0.15 per share is equal to 1.50% of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the representative may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before [     ], 2016. The representative has advised the Trust that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Underwriting Compensation

The Adviser (and not the Trust) has agreed to pay (1) additional compensation of $.05 per share to the underwriters in connection with this offering and separately (2) to each of [      ] and [       ] from their own assets, a structuring fee for advice relating to the structure, design and organization of the Trust as well as services related to the sale and distribution of the Trust’s Common Shares in the amount of $ [X] and $ [X], respectively. If the over-allotment option is not exercised, the structuring fee paid to each of [       ] and [        ] will not exceed [  ]% and [  ]%, respectively, of the total public offering price.

The Adviser (and not the Trust) may pay certain other qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering.

All additional compensation payments to the underwriters by the Adviser will be a one-time fee.

In addition, the Trust has agreed to reimburse the underwriters for certain expenses in connection with this offering in the aggregate amount not exceeding $ [       ], which is deemed underwriting compensation by FINRA. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the underwriters and other expenses (including reimbursed expenses), will be limited to not more than 9.00% of the total public offering price of the Common Shares sold in this offering.

The Trust has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to [              ] additional Common Shares at the public offering price less the sales load. To the extent such option is exercised, each underwriter must purchase a number of additional Common Shares approximately proportionate to that underwriter’s initial purchase commitment.

The Trust and the Adviser have agreed, for a period of 180 days from the date of this prospectus, that they will not, without the prior written consent of [                              ], on behalf of the underwriters, with certain exceptions, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Trust may issue and sell Common Shares pursuant to the Trust’s Dividend Reinvestment Plan.

To meet the NYSE distribution requirements for trading, the underwriters have undertaken to sell Common Shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $4.00 at the time of listing on the NYSE, at least 1,100,000 Common Shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. It is anticipated that the Trust’s Common Shares will be approved for listing on the NYSE, subject to notice of issuance, under the symbol “[      ]”.

The following table shows the sales load that investors in the Trust will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional Common Shares.

The Trust and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

	No Exercise	Full Exercise
Per Share	$x	$x
Total	$x	$x

Certain underwriters may make a market in Common Shares after trading in Common Shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, [                    ], on behalf of itself and the other underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the underwriters’ option to purchase additional shares. In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the option to purchase additional shares.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the option to purchase additional shares. The underwriters may also make “naked” short sales of Common Shares in excess of the option to purchase additional shares. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A Prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than this prospectus in electronic format, the information on any such underwriter’s website is not part of this prospectus. The representative may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders. The representative will allocate Common Shares to underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Trust anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Trust’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform investment banking and advisory services for the Adviser and its affiliates in the ordinary course of business, for which such underwriters have received, and may expect to receive, customary fees and expenses.

The principal business address of [x] is [x], New York, New York 100[x].

Custodian and transfer agent

State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the custodian of the Trust and will maintain custody of the securities and cash of the Trust. State Street maintains the Trust’s general ledger and computes NAV per Common Share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Trust’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219 is the transfer agent and dividend disbursing agent of the Trust.

Legal matters

Certain legal matters in connection with the Common Shares will be passed upon for the Trust by K&L Gates LLP, Boston, Massachusetts and for the underwriters by [x] LLP, New York, New York.

Reports to Shareholders

The Trust will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent registered public accounting firm

[x], Boston, Massachusetts, is the independent registered public accounting firm for the Trust and will audit the Trust’s financial statements.

Additional information

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-262-1122.

Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

Table of contents for the

Statement of Additional Information

Page
Additional Investment Information and Restrictions
Trustees and Officers
Investment Advisory and Other Services
Portfolio Trading
Performance Reporting
Federal Income Tax Matters
Other Information
Independent Registered Public Accounting Firm
Report of the Registered Public Account Firm
Financial Statements
APPENDIX A: Ratings	A-1
APPENDIX B: Proxy Voting Policy and Procedures	B-1

The Trust’s privacy policy

The Eaton Vance organization is committed to ensuring your financial privacy.  Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance Trust transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).  In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance’s Real Estate Investment Group and Boston Management and Research.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us.  If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer.  This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Until [x], 2016 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

[x] Shares

Eaton Vance High Income 2021 Target Term Trust

Common Shares

$10.00 per share

Prospectus [x], 2016

The information in this SAI is not complete and may be changed. These securities may not be sold until the registration statement filed with the securities and exchange commission is effective. This SAI, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion February 8, 2016

EATON VANCE HIGH INCOME 2021 TARGET TERM TRUST

Two International Place

Boston, Massachusetts 02110

(800) 225-6265

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of Eaton Vance High Income 2021 Target Term Trust (the “Trust”) dated [•], 2016, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Trust at 1-800-262-1122.

This Statement of Additional Information is dated [•], 2016

TABLE OF CONTENTS

Additional Investment Information and Restrictions

Trustees and Officers

Investment Advisory and Other Services

Determination of Net Asset Value

Portfolio Trading

Federal Income Tax Matters

Other Information

Five-Year Term and Final Distribution

Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

Financial Statements

Appendix A: Ratings	A-1

Appendix B: Proxy Voting Policy and Procedures	B-1

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Trust’s prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Additional Investment Information

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the Trust’s investment objectives.

High Yield Obligations

Investments in High Yield Obligations generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High Yield Obligations are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of High Yield Obligations may be more complex than for issuers of higher quality securities.

High Yield Obligations may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in High Yield Obligations prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of High Yield Obligations defaults, in addition to risking payment of all or a portion of interest and principal, the Trust may incur additional expenses to seek recovery. In the case of High Yield Obligations structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest currently and in cash. Eaton Vance seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which High Yield Obligations are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Common Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of High Yield Obligations, especially in a thinly traded market. When secondary markets for High Yield Obligations are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling these securities. The Trust will be more dependent on Eaton Vance’s research and analysis when investing in High Yield Obligations seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by S&P, Fitch and Moody’s is set forth in Appendix A to this SAI. Such ratings represent these rating organizations’ opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating High Yield Obligations can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of High Yield Obligations. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Eaton Vance does not rely solely on credit ratings when selecting securities for the Trust, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or Eaton Vance downgrades its assessment of the credit characteristics of a particular issue, the Trust is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Eaton Vance may consider such factors as Eaton Vance’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of High Yield Obligations may be more complex than for issuers of high quality debt securities.

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Senior Loans

Structure of Senior Loans

A Senior loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the senior loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior loans primarily include senior floating-rate loans to corporations and secondarily institutionally traded senior floating-rate debt obligations issued by an asset-backed pool, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a senior loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Trust typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Trust also may invest in “Participations.” Participations by the Trust in a Loan Investor’s portion of a senior loan typically will result in the Trust having a contractual relationship only with such Loan Investor, not with the corporation, partnership or other business entity to which the senior loan is made (each, a “Borrower”). As a result, the Trust may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Trust may not directly benefit from the collateral supporting the senior loan in which it has purchased the Participation. As a result, the Trust may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling Participation, the Trust may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Trust with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The Trust may invest up to 10% of its Managed Assets in senior loans.  Investments rated CCC+ or lower, or unrated but deemed equivalent by the Adviser, will be limited to 20% of the Trust’s Managed Assets.  The Trust will not invest in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative than those of companies whose creditworthiness is not poor. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Trust bears a substantial risk of losing the entire amount invested.

Loan collateral

In order to borrow money pursuant to a senior loan, a Borrower will frequently, for the term of the senior loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of senior loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a senior loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a senior loan.

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Certain fees paid to the Trust

In the process of buying, selling and holding senior loans, the Trust may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Trust buys a senior loan it may receive a facility fee and when it sells a senior loan it may pay a facility fee. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior loan. In certain circumstances, the Trust may receive a prepayment penalty fee upon the prepayment of a senior loan by a Borrower. Other fees received by the Trust may include covenant waiver fees and covenant modification fees.

Borrower covenants

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the senior loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the senior loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant that is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding senior loan.  U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities.   The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud misrepresentations, or market manipulation by the Borrower. It is unclear whether U.S. federal securities law protections are available to an investment in a senior loan. In the absence of definitive regulatory guidance, the Trust relies on the adviser’s research in an attempt to avoid situations where fraud, misrepresentation, or market manipulation could adversely affect the Trust. In the case of a senior loan in the form of Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes that may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of loans

In a typical senior loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Trust will generally rely upon the Agent or an intermediate participant to receive and forward to the Trust its portion of the principal and interest payments on the senior loan. Furthermore, unless under the terms of a Participation Agreement the Trust has direct recourse against the Borrower, the Trust will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the senior loan usually does, but is often not obligated to, notify holders of senior loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the senior loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the senior loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the senior loan and other fees paid on a continuing basis. With respect to senior loans for which the Agent does not perform such administrative and enforcement functions, the Trust will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Trust and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of senior loans. However, if assets held by the Agent for the benefit of the Trust were determined to be subject to the claims of the Agent’s general creditors, the Trust might incur certain costs and delays in realizing payment on a senior loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants, similar risks may arise.

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Prepayments

Senior loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the senior loan from a portion of free cash flow, as defined above. The degree to which Borrowers prepay senior loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among other factors. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Trust derives interest income will be reduced. However, the Trust may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new senior loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Trust’s performance because the Trust typically is able to reinvest prepayments in other senior loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Trust’s yield.

Other information regarding Senior Loans

From time to time the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in senior loans to or acquire them from the Trust or may be intermediate participants with respect to senior loans in which the Trust owns interests. Such banks may also act as Agents for senior loans held by the Trust.

The Trust may acquire interests in senior loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Trust may also invest in senior loans of Borrowers that have obtained bridge loans from other parties. A Borrower’s use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

The Trust will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the senior loan to be undercollateralized or unsecured. In most credit agreements, there is no formal requirement to pledge additional collateral. In addition, the Trust may invest in senior loans guaranteed by, or secured by assets of, shareholders or owners, even if the senior loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a senior loan. On occasions when such stock cannot be pledged, the senior loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the senior loan. However, the Borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of senior loan and, indirectly, senior loan themselves.

If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Trust’s security interest in the loan collateral or subordinate the Trust’s rights under the senior loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect the Trust’s performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Trust. For senior loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount that left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Trust’s security interest in loan collateral. If the Trust’s security interest in loan collateral is invalidated or the senior loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Trust would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the senior loan.

The Trust may acquire warrants and other equity securities as part of a unit combining a senior loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Trust’s purchase of a senior loan. The Trust may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a senior loan, issued in connection with the debt restructuring or reorganization of a Borrower, if such acquisition, in the judgment of the Adviser, may enhance the value of a senior loan or if such acquisition would otherwise be consistent with the Trust’s investment policies including its policy of generally only investing in U.S.-dollar denominated securities.

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Regulatory changes

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of senior loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of senior loans.

Junior Loans

The Trust may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than senior loans of the same Borrower.

The Trust may purchase Junior Loan interests either in the form of an assignment or a loan participation. As the purchaser of an assignment, the Trust would typically succeed to all of the rights and obligations of the assigning investor under the loan documents. In contrast, loan participations typically result in the purchaser having a contractual relationship only with the seller of the loan interest, not with the Borrower. As a result, the loan is not transferred to the loan participant. The loan participant’s right to receive payments from the Borrower derives from the seller of the loan participation. The loan participant will generally have no right to enforce compliance by the Borrower with the terms of the loan agreement. Lastly, the loan participant’s voting rights may be limited.

Bridge Loans

Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a Borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the Borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A Borrower’s use of bridge loans also involves the risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness. From time to time, the Trust may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Trust receives a fee.

Credit quality

Many loans in which the Trust may invest are of below investment grade credit quality. Accordingly, these loans are subject to similar or identical risks and other characteristics described below in relation to High Yield Obligations.

Zero coupon bonds, step-ups and payment-in-kind securities

Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. The Trust is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Trust may distribute that income for a taxable year. Thus, the Trust may have to sell other investments to obtain cash needed to make income distributions.  Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep

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discount from face value. Zero coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Trust may distribute the income on these instruments as it accrues, even though the Trust will not receive the income on a current basis or in cash. Thus, the Trust may sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Convertible securities

The Trust may invest in convertible securities.  A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security entitles the holder to receive interest paid or accrued or the dividend paid on such security until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security ranks senior to common stock in a corporation’s capital structure but is usually subordinated to comparable nonconvertible securities. Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the securities to be redeemed by the issuer at a premium over the stated principal amount of the debt securities under certain circumstances. Certain convertible securities may include loss absorption characteristics that make the securities more equity-like. This is particularly true of convertible securities issued by companies in the financial services sector.

Synthetic convertible securities may include either cash-settled convertibles or manufactured convertibles. Cash-settled convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a cash-settled convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured convertibles are created by the investment adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred securities and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index. A manufactured convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a manufactured convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a manufactured convertible is the sum of the values of its fixed-income component and its convertibility component. More flexibility is possible in the creation of a manufactured convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the investment adviser may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The investment adviser may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the investment adviser believes such a manufactured convertible would better promote the Trust’s objectives than alternative investments. For example, the investment adviser may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversify the Trust’s credit exposure, or with a U.S. Treasury instrument to create a manufactured convertible with a higher credit profile than a traditional convertible security issued by that issuer. A manufactured convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a manufactured convertible. For example, the Trust may purchase a warrant for eventual inclusion in a manufactured convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions. The value of a manufactured convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Trust created a manufactured convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the manufactured convertible would be expected to outperform a traditional

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convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

Hybrid securities

Hybrid securities generally possess characteristics common to both equity and debt securities. These securities may at times behave more like equity than debt, or vice versa. Preferred stocks, convertible securities and certain debt obligations are types of hybrid securities. Hybrid securities generally have a preference over common stock and perpetual or near perpetual terms. Hybrid securities generally do not have voting rights or have limited voting rights. Because hybrid securities have both debt and equity characteristics, their values vary in response to many factors, including general market and economic conditions, issuer-specific events, changes in interest rates, credit spreads and the credit quality of the issuer, and, for convertible securities, factors affecting the securities into which they convert. Hybrid securities may be subject to redemption at the option of the issuer at a predetermined price. Hybrid securities may pay a fixed or variable rate of interest or dividends. The prices and yields of nonconvertible hybrid securities generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. If the issuer of a hybrid security experiences financial difficulties, the value of such security may be adversely affected similar to the issuer’s outstanding common stock or subordinated debt instruments.

Fixed-income securities

Fixed-income securities include bonds, preferred, preference and convertible securities, notes, debentures, asset-backed securities (including those backed by mortgages), loan participations and assignments, equipment lease certificates, equipment trust certificates and conditional sales contracts. Generally, issuers of fixed-income securities pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values, and values accumulate over time to face value at maturity. The market prices of fixed-income securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Fixed-income securities are subject to risk factors such as sensitivity to interest rate and real or perceived changes in economic conditions, payment expectations, liquidity and valuation. Fixed-income securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Fixed-income securities bear the risk of principal and interest default by the issuer, which will be greater with higher yielding, lower grade securities. During an economic downturn, the ability of issuers to service their debt may be impaired. The rating assigned to a fixed-income security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and a rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For a description of corporate ratings, see Appendix A.

Foreign investments

The Trust may invest may invest up to 25% of its Managed Assets in U.S. dollar denominated securities of non-U.S. issuers, including up to 5% of its Managed Assets in securities of emerging markets issuers; provided that the Trust will not invest in securities denominated in currencies other than U.S. dollars. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

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Illiquid securities

The Trust may invest without limitation in Senior Loans and other securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Trust invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Trust may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Trust may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

At times, a portion of the Trusts’ assets may be invested in securities as to which the Trust, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Trust could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. It may also be more difficult to determine the fair value of such securities for purposes of computing the Trust’s net asset value.

Derivative Instruments

Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be used to enhance income (in the case of written options), to hedge against fluctuations in securities prices, currency exchange rates, to change the duration of the overall portfolio, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of forward or futures contracts securities (such as U.S. Government securities), indices, other financial instruments (such as certificates of deposit, Eurodollar time deposits and economic indices); options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; interest rate swaps, credit default swaps, and credit linked notes (described below); and forward foreign currency exchange contracts. The Trust may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest. The Trust incurs costs in opening and closing derivatives positions.

The Trust may use derivative instruments and trading strategies, including the following:

Options on Securities Indices and Currencies.  The Trust may engage in transactions in exchange traded and over-the-counter (“OTC”) options. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. The Staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid.

Call Options. A purchased call option gives the Trust the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period. The Trust also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Trust also is authorized to write (i.e., sell) call options and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Trust, in return for a premium, gives another party a right to buy specified securities owned by the Trust at a specified future date and price set at the time of the contract.

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The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Trust gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Trust's ability to sell the underlying security will be limited while the option is in effect unless the Trust enters into a closing purchase transaction. A closing purchase transaction cancels out the Trust's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

Put Options.  The Trust is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Trust acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Trust's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Trust’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Trust also may purchase uncovered put options.

The Trust also has authority to write (i.e., sell) put options. The Trust will receive a premium for writing a put option, which increases the Trust's return. The Trust has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by a national securities exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on a national securities exchange; the facilities of a national securities exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or one or more national securities exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that national securities exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that national securities exchange would continue to be exercisable in accordance with their terms.

Futures.  The Trust may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Trust is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Trust will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk. The sale of a futures contract limits the Trust's risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the Trust holdings correlated with the futures contract increases rather than decreases, however, the Trust will realize a loss on the futures position and a lower return on the Trust holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Trust from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Trust was attempting to identify specific securities in which to invest in a market the Trust believes to be attractive. In the event that such securities decline in value or the Trust determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Trust may realize a loss relating to the futures position.

The Trust is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Trust entered into futures transactions. The Trust may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Trust can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Trust intends to purchase.

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Risks Associated with Futures.  The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Trust and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

The Trust has claimed an exclusion from the definition of the term Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration as a CPO. [The Trust may engage in spot transactions and forward foreign currency exchange contracts and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.]

[Forward Foreign Currency Exchange Contracts.  Forward foreign currency exchange contracts are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Trust will enter into foreign exchange transactions for purposes of hedging either a specific transaction or the Trust position or, to seek to enhance returns. Proxy hedging is often used when the currency to which the Trust is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Trust's securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Trust if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Trust is engaged in proxy hedging. The Trust may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Trust has or in which the Trust expects to have portfolio exposure. Some of the forward foreign currency contracts entered into by the Trust are classified as non-deliverable forwards (“NDF”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.]

[Currency Futures.  The Trust may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.]

[Currency Options.  The Trust may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Trust may engage in transactions in options on currencies either on exchanges or OTC markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.]

[Risk Factors in Hedging Foreign Currency.  Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. Although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Trust's hedging strategies will be ineffective. To the extent that the Trust hedges against anticipated currency movements that do not occur, the Trust may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Trust will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.]

Swap Agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of

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securities representing a particular index. Whether the Trust's use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Trust bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Trust will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements are also subject to the risk that the Trust will not be able to meet its obligations to the counterparty. The Trust, however, will segregate liquid assets equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Trust initially to make an equivalent direct investment, plus or minus any amount the Trust is obligated to pay or is to receive under the swap agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Trust's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Asset Coverage.  To the extent required by SEC guidelines, if a transaction exposes the Trust to an obligation of another party it will either: (1) enter an offsetting (“covered”) position for the same type of financial asset ; or (2) segregate cash or liquid securities on the books of either the custodian or the investment adviser with a value at all times at least equal to its future obligations. Assets used as cover or segregated cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management. The types of transactions that may require asset coverage include (but are not limited to) reverse repurchase agreements, repurchase agreements, short sales, securities lending, forward contracts, options, forward commitments, futures contracts, when-issued securities, swap agreements, residual interest bonds, and participation in revolving credit facilities.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  When the Trust agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase.  The Trust does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Other Investment Companies

The Trust may invest in pooled investment vehicles including other open-end or closed-end investment companies, exchange-traded funds (described herein) and other collective investment pools in accordance with the requirements of the 1940 Act. Closed-end investment company securities are usually traded on an exchange. The demand for the closed-end fund securities is independent of the demand for the underlying portfolio assets, and accordingly, such securities can trade at a discount from their net asset values. The Trust generally will indirectly bear its proportionate share of any management fees paid by a pooled investment vehicle in which it invests in addition to the investment advisory fee paid by the Trust.

Exchange-traded funds (“ETFs”) are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of

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securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Trust invests in ETFs, the Trust must bear these expenses in addition to the expenses of its own operation.

Securities lending

As described in the Prospectus, the Trust may lend a portion of its portfolio senior loans or other securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Trust may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Trust may also seek to earn income on securities loans by reinvesting cash collateral in mortgage-backed securities (“MBS”) or other securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the “rebate” rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

Senior loans and other securities may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Trust for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Trust or the borrower at any time. Upon termination and the return of the loaned securities, the Trust would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Trust realizing a loss at a time when it would not otherwise do so. The Trust also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

The Trust will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Trust will not be entitled to exercise voting or other beneficial rights on loaned securities. The Trust will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Trust’s interest to do so, taking into account the related loss of reinvestment income and other factors.

Repurchase agreements

The Trust may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, the Trust might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Trust purchased may have decreased, the Trust could experience a loss. Repurchase agreements that mature in more than seven days will be treated as illiquid. The Trust’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Reverse repurchase agreements

While the Trust has no current intention to enter into reverse repurchase agreements, the Trust reserves the right to enter into reverse repurchase agreements in the future, at levels that may vary over time.  Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Trust's assets. As a result, such transactions may increase fluctuations in the market value of the Trust's assets. While there is a risk that large fluctuations in the market value of the Trust's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage.  The SEC views reverse repurchase transactions as collateralized borrowings. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Trust reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Trust’s yield.

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 Short sales

The Trust may utilize short sales for hedging purposes. A short sale is effected by selling a security which the Trust does not own, or, if the Trust does own the security, is not to be delivered upon consummation of the sale. The Trust may engage in short sales “against the box” (i.e., short sales of securities the Trust already owns) for hedging purposes. If the price of the security in the short sale decreases, the Trust will realize a profit to the extent that the short sale price for the security exceeds the market price. If the price of the security increases, the Trust will realize a loss to the extent that the market price exceeds the short sale price. Selling securities short runs the risk of losing an amount greater than the initial investment therein.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Trust to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Trust reserves the right to utilize short sales, the Adviser is under no obligation to utilize short-sales at all.

Short-term trading

Securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed-income securities or changes in the investment objectives of investors.

Portfolio Turnover

It is not the Trust’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the Trust may engage in active and frequent trading when the Adviser believes such trading is, in light of prevailing economic and market circumstances, in the best interests of the Trust’s Common Shareholders. Although the Trust cannot predict its annual portfolio turnover rate, it is generally not expected to exceed 25% under normal circumstances. Frequent trading also increases transaction costs, which could detract from the Trust’s performance, and may result in the realization of net short-term capital gains by the Trust which, when distributed to Common Shareholders, will be treated as ordinary income.

Cyber security risk

With the increased use of technologies by Trust service providers, such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Trust’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Trust invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Trust’s ability to calculate its NAV, impediments to trading, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While various Trust service providers have established business continuity plans and risk management systems intended to identify and mitigate cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cyber security plans and systems put in place by service providers to the Trust and issuers in which the Trust invests. The Trust and its shareholders could be negatively impacted as a result.

Operational risk

The Trust’s service providers, including the investment adviser, may experience disruptions or operating errors that could negatively impact the Trust. While service providers are expected to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Trust’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. It also is not possible for Trust service providers to identify all of the operational risks that may affect the Trust or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

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Temporary investments

The Trust may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Trust are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Trust’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Trust present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of the Trust. As a matter of fundamental policy, the Trust may not:

(1)

Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”);

(2)

Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3)

Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Trust of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

(4)

Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5)

Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements (c) lending portfolio securities and (d) lending cash consistent with applicable law;

(6)

Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

 (7)

Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in securities issued by the U.S. Government or any of its agencies, instrumentalities or authorities.

(8)

With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies.

In addition the Trust may:

(9)

Purchase and sell commodities and commodities contracts of all types and kinds (including without limitation futures contracts, options on futures contracts and other commodities-related investments) to the extent permitted by law.

The Trust may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities. In regards to restrictions (1) and (2) above, any borrowing by the Trust (other than for temporary purposes) is considered a senior security that is subject to the asset coverage requirement of Section 18(a) under the 1940 Act. Pursuant to Section 18(a) of the 1940 Act the Trust is required to have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings. The Trust has no intention to borrow for investment purposes.

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In regard to restriction (5)(c), the value of the securities loaned by the Trust may not exceed 33 1/3% of its total assets.

For purposes of construing restriction (7), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. The investment adviser generally considers an issuer to be in a particular industry if a third party has designated the issuer to be in that industry. If deemed appropriate, the investment adviser may assign an industry classification to the issuer. Furthermore, a large economic or market sector shall not be construed as a group of industries for purposes of this restriction.

For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.

The Trust has adopted the following non-fundamental investment policy which may be changed by the Trustees without approval of the Trust’s shareholders. As a matter of non-fundamental policy, the Trust may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon Board of Trustees’ approval, the Trust may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

The Trust’s investment objectives are considered a non-fundamental policies that may be changed by the Trust’s Board of Trustees (the “Trustees”) without prior notice to or approval of the holders of the Trust’s common shares (“Common Shareholders”).

Whenever an investment policy or investment restriction set forth in the Trust’s prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Trust’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Trust to dispose of such security or other asset. Notwithstanding the foregoing, the Trust must always be in compliance with the borrowing policies set forth above.

TRUSTEES AND OFFICERS

The Board of Trustees of the Trust (the “Board”) is responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below.  Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.  The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act.  The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110.  As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR.   EVMI is an indirect, wholly-owned subsidiary of EVC.   EVD is a wholly-owned subsidiary of EVC.  Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

[INDEPENDENT  TRUSTEE  INFORMATION  IN  REQUIRED  TABULAR  FORMAT AND NEW ITEM 18 DISCLOSURE ON SPECIFIC QUALIFICATION OF EACH BOARD MEMBER TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES.]

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Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Trusteeships Held

Initial Trustees
Maureen A. Gemma 1960	Trustee and Assistant Secretary	Since 2016	Secretary and Chief Legal Officer of BMR, Eaton Vance, EVD, EV and EVC.	1	None
Jane Rudnick 1956	Trustee	Since 2016	Vice President of Eaton Vance since November 1, 2008 and Assistant Vice President of Eaton Vance Management since November 1, 1995.	1	None

____________________________________________________________

(1)

Includes both Master and Feeder Funds in Master-Feeder Structure.

[The information reported includes the principle occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.]

Principal Officers Who Are Not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupations During Past Five Years

PAYSON F SWAFFIELD	President	Since 2016	Vice President of Eaton Vance and BMR. Officer of [174] registered investment companies managed by Eaton Vance or BMR.
JAMES F. KIRCHNER 1967	Treasurer	Since 2016	Vice President of Eaton Vance and BMR. Officer of [174] registered investment companies managed by Eaton Vance or BMR.
MAUREEN A. GEMMA 1960	Vice President, Secretary and Chief Legal Officer	Since 2016	Vice President of Eaton Vance and BMR. Officer of [174] registered investment companies managed by Eaton Vance or BMR.
PAUL M. O’NEIL 1953	Chief Compliance Officer	Since 2016	Vice President of Eaton Vance and BMR. Officer of [174] registered investment companies managed by Eaton Vance or BMR..

[The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board has engaged an investment adviser and (if applicable) a sub-adviser (collectively the "adviser") to manage the Trust and an administrator to administer the Trust and is responsible for overseeing such adviser and administrator and other service providers to the Trust. The Board is currently composed of ten Trustees, including nine Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act (each a “noninterested Trustee”). In addition to six regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established six committees to assist the Board in performing its oversight responsibilities.]

[The Board has appointed a noninterested Trustee to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. In addition, the Board has appointed a noninterested Trustee to serve in the role of Vice-Chairperson.  The Vice-Chairperson has the power and authority to perform any or all of the duties and responsibilities of the Chairperson in the absence of the Chairperson and/or as requested by the Chairperson.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-laws, the designation of Chairperson or Vice-Chairperson does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.]

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[The Trust is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Trust and is addressed as part of various activities of the Board and its Committees. As part of its oversight of the Trust, the Board directly, or through a Committee, relies on and reviews reports from, among others, Trust management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Trust service providers responsible for day-to-day oversight of Trust investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser, administrator, principal underwriter and other Trust service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser, administrator, principal underwriter and the other Trust service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals.]

The Board, with the assistance of management and with input from the Board's various committees, reviews investment policies and risks in connection with its review of Trust performance. The Board has appointed a Trust CCO who oversees the implementation and testing of the Trust compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In addition, as part of the Board’s periodic review of the advisory, sub-advisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Trust’s shares. The administrator, the investment adviser and the sub-adviser (if applicable) are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of the Board or the Board receives reports periodically from the independent public accounting firm for the Trust regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

[The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee.  The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering noninterested Trustee candidates.  In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board members’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the  ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and the Trust; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.]

[Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board.  Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board of the Eaton Vance family of Funds (“Eaton Vance Fund Boards”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below.  Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.]

[In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board.  The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:]

[PROFESSIONAL EXPERIENCE OF BOARD MEMBERS TO BE INCLUDED BY AMENDMENT]

[The Board of the Trust has several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee, the Contract Review Committee and the Ad Hoc Committee for Closed-End Fund Matters.  Each of the Committees are comprised of only noninterested Trustees. ]

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[Mmes. [•] (Chairperson), [•],[•],[•]and [•], and Messrs. [•],[•],[•]and [•] are members of the Governance Committee.  The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.  As of the date of this SAI, the Governance Committee convened [•] times.]

[The Governance Committee will, when a vacancy exists, consider a nominee for Trustee recommended by a shareholder, provided that such recommendation is submitted in writing to the Trust’s Secretary at the principal executive office of the Trust. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Trust), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Trust, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration.]

[Messrs. [•] (Chairperson), [•] and [•], and Ms. [•] are members of the Audit Committee.  The Board has designated Mr. [•], a noninterested Trustee, as audit committee financial expert.  The Audit Committee’s purposes are to (i) oversee the Trust’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Trust; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of the Trust.  As of the date of this SAI, the Audit Committee convened [•] times. ]

[Messrs. [•] (Chairperson), [•],[•] and [•], and Mmes. [•],[•],[•] and [•] are members of the Contract Review Committee.  The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Trust, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Trust; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board.  As of the date of this SAI, the Contract Review Committee convened [•] times.]

[Mmes. [•] (Chairperson), [•],[•] and [•] are members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Trust and its investment adviser and sub-adviser(s), if applicable, relative to the Trust’s stated objectives, strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Trust; and (iii) assist the Board in its monitoring of the performance results of all funds and portfolios, giving special attention to the performance of certain funds and portfolios that it or the Board identifies from time to time. As of the date of this SAI, the Portfolio Management Committee convened [•] times. ]

[Messrs. [•] (Chairperson) and [•], and Ms. [•] are members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Trust; (ii) serve as a liaison between the Board and the Trust’s CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.  As of the date of this SAI, the Compliance Reports and Regulatory Matters Committee convened [•] times. ]

[Ms. [•] (Chairperson) and Messrs. [•] and [•] are members of the Ad Hoc Committee for Closed-End Fund Matters. The purpose of the Ad Hoc Committee for Closed-End Fund Matters is to consider, evaluate and make recommendations to the Board with respect to issues specifically related to Eaton Vance Closed-End Funds. As of the date of this SAI, the Ad Hoc Committee for Closed-End Fund Matters convened [•] times.]

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Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Trust and all Eaton Vance funds overseen by the Trustee as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities Owned in the Trust	Aggregate Dollar Range of Equity Securities Owned in All Registered Funds Overseen by Trustee in the Eaton Vance Fund Complex
INTERESTED TRUSTEES
[ ]	None	Over $100,000
NONINTERESTED TRUSTEES
[ ]	None	Over $100,000
[ ]	None	Over $100,000
[ ]	None	Over $100,000
[ ]	None	Over $100,000
[ ]	None	Over $100,000
[ ]	None	Over $100,000
[ ]	None	Over $100,000
[ ]	None	Over $100,000

[As of December 31, 2015, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD.]

[During the calendar years ended December 31, 2014 and December 31, 2015, no noninterested Trustee (or their immediate family members) had:]

[1.Any direct or indirect interest in Eaton Vance, EVC, EVD, or any person controlling, controlled by or under common control with EVC or EVD;]

[2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or]

[3. Any direct or indirect relationship with (i) the Trust; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; or (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.]

[During the calendar years ended December 31, 2014 and December 31, 2015, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the board of directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.]

[Noninterested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”).  Under the Deferred Compensation Plan, an eligible Board member may elect to have his or her deferred fees invested in the shares of one or more funds in the Eaton Vance family of funds, and the amount paid to the Board members under the Deferred Compensation Plan will be determined based upon the performance of such investments.  Deferral of Board member’s fees in accordance with the Deferred Compensation Plan will have a negligible effect on the assets, liabilities, and net income of a participating fund or portfolio, and do not require that a participating Board member be retained.  There is no retirement plan for Board members.]

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[The fees and expenses of the Board members of the Trust are paid by the Trust.  (A Board member of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust.)  During the fiscal year ending [   ], 2016, the Board members of the Trust earned the following compensation in their capacities as Board members from the Trust.  For the year ended December 31, 2015, the Board members earned the following compensation in their capacities as Board members of the funds in the Eaton Vance Fund complex(1):] [TO BE COMPLETED BY AMENDMENT]

Source of Compensation	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Trust	$[•](2)	$[•](3)	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•](4)
Trust and Fund Complex(1)	$[•](5)	$[•](6)	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•](7)

(1) As of [•], 2016, the Eaton Vance fund complex consisted of [174] registered investment companies or series thereof.

(2) Includes $2,422 of deferred compensation.

(3) Includes $3,194 of deferred compensation.

(4) Includes $1,869 of deferred compensation.

(5) Includes $257,563 of deferred compensation.

(6) Includes $254,575 of deferred compensation.

(7) Includes $200,625 of deferred compensation.

Proxy Voting Policy

Proxy Voting Policy.  The Trust is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures (“Trust Policy”), pursuant to which the Board has delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Adviser Policies”). An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The members of the Board will review the Trust’s proxy voting records from time to time and will annually consider approving the Adviser Policies for the upcoming year. In the event that a material conflict of interest exists between the Trust’s shareholders and the Adviser or any of its affiliates or any affiliate of the Trust, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it notifies and consults with the appropriate Board, or any committee, sub-committee or group of Independent Trustees identified by the Board concerning the material conflict. The Trust’s and the Adviser’s Proxy Voting Policies and Procedures are attached as Appendix B to this SAI.  Pursuant to certain provisions of the 1940 Act and certain exemptive orders relating to funds investing in other funds, a Trust may be required or may elect to vote its interest in another fund in the same portion as the holders of all other shares of that fund.  Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931.  They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients.  The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities.  The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset - backed securities.  The equity group covers stocks ranging from blue chip to emerging growth companies.  Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Trust will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under an investment advisory and administrative agreement (the “Investment Advisory and Administrative Agreement”) between the Adviser and the Trust. Such costs and expenses to be borne by the Trust include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy

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statements and other expenses of shareholders’ meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Trust shares; and investment advisory and administration fees. The Trust will also bear expenses incurred in connection with any litigation in which the Trust is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Investment Advisory and Administrative Agreement with the Adviser continues in effect to [•], 2018 and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Trust or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Trust. The Agreement will terminate automatically in the event of its assignment. The Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Trust for any loss incurred, to the extent not covered by insurance.

Pursuant to the Investment Advisory and Administrative Agreement, the Trust has agreed to pay the Adviser as compensation a fee for investment advisory services in the amount of [•]% of the Trust’s average daily Managed Assets. For purposes of this calculation, “Managed Assets” of the Trust shall mean total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). Other forms of leverage may include, for example, reverse repurchase agreements and forward commitments. For purposes of calculating “Managed Assets,” the liquidation preference of any preferred shares outstanding is not considered a liability.

Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts.  EV serves as trustee of Eaton Vance.  EV and Eaton Vance are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company.   BMR is an indirect subsidiary of EVC.   EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.  The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Brian D. Langstraat, Dorothy E. Puhy, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr.  All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Jeffrey P. Beale, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr. Langstraat, Frederick S. Marius, David C. McCabe, Scott H. Page, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, John L. Shea, Eric A. Stein, Payson F. Swaffield, Michael W. Weilheimer, R. Kelly Williams and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates).  The Voting Trustees have unrestricted voting rights for the election of Directors of EVC.  All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who may also be officers, or officers and Directors of EVC and EV.  As indicated under “Management and Organization,” all of the officers of the Trust (as well as Mr. Faust who is also a Trustee) hold positions in the Eaton Vance organization.

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Portfolio Managers

The portfolio managers of the Trust are Michael W. Weilheimer and Stephen Concannon. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Trust. The following table shows, as of December 31, 2015, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of accounts	Total assets of accounts*	Number of accounts paying a performance fee	Total assets of accounts paying a performance fee*
Michael W. Weilheimer
Registered Investment Companies	[•]	$[•]	[•]	$[•]
Other Pooled Investment Vehicles	[•]	$[•]	[•]	$[•]
Other Accounts	[•]	$[•]	[•]	$[•]

Stephen Concannon
Registered Investment Companies	[•]	$[•]	[•]	$[•]
Other Pooled Investment Vehicles	[•]	$[•]	[•]	$[•]
Other Accounts	[•]	$[•]	[•]	$[•]

__________

*

In millions of dollars.

**

For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

None of the portfolio managers beneficially owned shares of the Trust as of the date of this SAI. As of December 31, 2015, Messrs. [  ] and [  ] beneficially owned between [  ] and [   ], respectively, in the Eaton Vance Fund Complex.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Trust’s investments on the one hand and the investments of other accounts for which the Trust manager is responsible for on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he advises.  In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust.  In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account.  The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.  The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure of Eaton Vance

Compensation of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the Adviser’s employees. Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Eaton Vance’s Method to Determine Compensation

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe Ratio uses standard deviation and excess return to determine reward per unit of risk). Performance

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is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the Adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Investment Advisory Services

Under the general supervision of the Trust’s Board, Eaton Vance will carry out the investment and reinvestment of the assets of the Trust, will furnish continuously an investment program with respect to the Trust, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Trust investment advice and provide related office facilities and personnel for servicing the investments of the Trust. Eaton Vance will compensate all Trustees and officers of the Trust who are members of the Eaton Vance organization and who render investment services to the Trust, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Trust.

Commodity Futures Trading Commission Registration

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps agreements) or markets itself as providing investment exposure to such instruments. The Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act.  Accordingly, neither the Trust nor the adviser with respect to the operation of the Trust is subject to CFTC regulation.  Because of its management of other strategies, Eaton Vance is registered with the CFTC as a commodity pool operator.  Eaton Vance is also registered as a commodity trading advisor.  The CFTC has neither reviewed nor approved the Trust’s investment strategies or this SAI.

Administrative Services

Under the Investment Advisory and Administrative Agreement, Eaton Vance is responsible for managing the business affairs of the Trust, subject to the supervision of the Trust’s Board. Eaton Vance will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. Eaton Vance will compensate all Trustees and officers of the Trust who are members of the Eaton Vance organization and who render executive and administrative services to the Trust, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Trust. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws,

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supervising the activities of the Trust’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Trust’s business.

Code of Ethics

The Adviser and the Trust have adopted a Code of Ethics governing personal securities transactions pursuant to Rule 17j-1 under the 1940 Act. Under the Code of Ethics, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Trust) subject to the provisions of the Codes of Ethics and certain employees are also subject to certain pre-clearance, reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

[DETERMINATION OF NET ASSET VALUE

The net asset value of the Trust is determined by State Street Bank and Trust Company (as agent and custodian) by subtracting the liabilities of the Trust from the value of its total assets. The Trust is closed for business and will not issue a net asset value on the following business holidays and any other business day that the New York Stock Exchange (the “Exchange”) is closed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Board has approved procedures pursuant to which investments are valued for purposes of determining the Trust’s net asset value. Listed below is a summary of the methods generally used to value investments (some or all of which may be held by the Trust) under the procedures.

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Equity securities (including common stock, exchange traded funds, closed end funds, preferred equity securities, exchange traded notes and other instruments that trade on recognized stock exchanges) are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded.

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Most debt obligations are valued on the basis of market valuations furnished by a pricing service or at the mean of the bid and asked prices provided by recognized broker/dealers of such securities. The pricing service may use a pricing matrix to determine valuation.

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Short-term obligations and money market securities maturing in sixty days or less typically are valued at amortized cost which approximates value.

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Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange quotations supplied by a pricing service.

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Senior and junior loans are valued on the basis of prices furnished by a pricing service. The pricing service uses transactions and market quotations from brokers in determining values.

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Most seasoned fixed-rate 30 year MBS are valued by Eaton Vance using a matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers.

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Futures contracts are valued at the settlement or closing price on the primary exchange or board of trade on which they are traded.

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Exchange-traded options are valued at the mean of the bid and asked prices. Over-the-counter options are valued based on quotations obtained from a pricing service or from a broker (typically the counterparty to the option).

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Non-exchange traded derivatives (including swap agreements, forward contracts and equity participation notes) are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

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Precious metals are valued are valued at the New York Composite mean quotation.

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Liabilities with a payment or maturity date of 364 days or less are stated at their principal value and longer dated liabilities generally will be carried at their fair value.

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Valuations of foreign equity securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the Exchange. Such fair valuations may be based on information provided by a pricing service.

Investments which are unable to be valued in accordance with the foregoing methodologies are valued at fair value using methods determined in good faith by or at the direction of the members of the Board. Such methods may include consideration of relevant factors, including but not limited to (i) the type of security, the existence of any contractual restrictions on the security’s disposition, (ii) the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, (iii) quotations or relevant information obtained from broker-dealers or other market participants, (iv) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (v) an analysis of the company’s or entity’s financial condition, (vi) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (vii) an analysis of the terms of any transaction involving the issuer of such securities; and (viii) any other factors deemed relevant by the Adviser. In addition, when fair valuing a senior loan the Adviser utilizes various valuation techniques to assess the likelihood that the borrower will make a full repayment of the loan underlying such senior loan relative to yields on other senior loans issued by companies of comparable credit quality. If the Adviser believes that there is a reasonable likelihood of full repayment, the Adviser will determine fair value using a matrix pricing approach that considers the yield on the senior loan. If the Adviser believes there is not a reasonable likelihood of full repayment, the Adviser will determine fair value using analyses that assess various other characteristics of the issuer.]

PORTFOLIO TRADING

The Trust will acquire High Yield Obligations from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which High Yield Obligations may be acquired, the investment adviser will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase High Yield Obligations which they have sold, they may act as principal or on an agency basis in connection with their sale by the Trust.

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by the Trust’s investment adviser. The Trust is responsible for the expenses associated with its portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with one or more broker-dealer firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the investment adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the amount of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for the Trust and is otherwise in compliance with applicable law. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States.  There is generally no stated commission in the case of securities traded in the over-the-counter markets including transactions in fixed-income securities which are generally purchased and sold on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Fixed-income transactions may also be transactions directly with the issuer of the obligations. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the

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value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser’s clients in part for providing brokerage and research services to the investment adviser as permitted by applicable law.

Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to the extent permitted by other applicable law, a broker or dealer who executes a portfolio transaction on behalf of the investment adviser client may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. "Research Services" as used herein includes any and all brokerage and research services to the extent permitted by Section 28(e) and other applicable law. Generally, Research Services may include, but are not limited to, such matters as research, analytical and quotation services, data, information and other services products and materials which assist the investment adviser in the performance of its investment responsibilities. More specifically, Research Services may include general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer, to the extent permitted by applicable law. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and, to the extent permitted by applicable law, may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients. The investment adviser may also receive brokerage and Research Services from underwriters and dealers in fixed-price offerings, when permitted by applicable law.

Research Services provided by (and produced by) broker-dealers that execute portfolio transactions or from affiliates of executing broker-dealers are referred to as “Proprietary Research”. Except for trades executed in jurisdictions where such considerations is not permissible, the investment adviser may and does consider the receipt of Proprietary Research Services as a factor in selecting broker dealers to execute client portfolio transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. In jurisdictions where permissible, the investment adviser also may consider the receipt of Research Services under so called “client commission arrangements” or “commission sharing arrangements” (both referred to as “CCAs”) as a factor in selecting broker dealers to execute transactions, provided it does not compromise the investment adviser’s obligation to seek best overall execution. Under a CCA arrangement, the investment adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide Research Services to the investment adviser. Under a CCA, the broker-dealer that provides the Research Services need not execute the trade. Participating in CCAs may enable the investment adviser to consolidate payments for research using accumulated client commission credits from transactions executed through a particular broker-dealer to periodically pay for Research Services obtained from and provided by other firms, including other broker-dealers that supply Research Services. The investment adviser believes that CCAs offer the potential to optimize the execution of trades and the acquisition of a variety of high quality Research Services that the investment adviser might not be provided access to absent CCAs. The investment adviser will only enter into and utilize CCAs to the extent permitted by Section 28(e) and other applicable law.

Fund trades may implicate laws of the United Kingdom, including rules of the UK Financial Conduct Authority, which govern client trading commissions and Research Services (“UK Law”). Broadly speaking, under UK Law the investment adviser may not accept any good or service when executing an order unless that good or service either is directly related to the execution of trades on behalf of its clients/customers or amounts to the provision of substantive research (as defined under UK Law). These requirements may also apply with respect to orders in connection with which the investment adviser receives goods and services under a CCA or other bundled brokerage arrangement.

The investment companies sponsored by the investment adviser or its affiliates may also allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other investment companies, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided to various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

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Securities considered as investments for the Trust may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Trust and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Trust will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregations and allocation policies could have a detrimental effect on the price or amount of the securities available to the Trust from time to time, it is the opinion of the members of the Board that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

FEDERAL INCOME TAX MATTERS

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Trust.

The discussions below and certain disclosure in the SAI provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Trust. The following tax discussion assumes that you are a U.S. Common Shareholder and that you hold the Common Shares as a capital asset (generally, property held for investment).

The Trust intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Trust will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Trust must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Trust must also distribute to its shareholders at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Trust must also satisfy certain requirements with respect to the diversification of its assets. The Trust must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Trust or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Trust’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Trust controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If the Trust does not qualify as a RIC for any taxable year, the Trust’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Common Shareholder as ordinary income.  Such distributions will be treated as qualified dividend income with respect to Common Shareholders who are individuals and will be eligible for the dividends received deduction in the case of Common Shareholders taxed as corporations, provided certain holding period requirements are met.  In order to requalify for taxation as a RIC, the Trust may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

If the Trust fails to meet the annual gross income test described above, the Trust will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Trust reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Trust pays an excise tax equal to the excess non-qualifying income. If the Trust fails to meet the asset diversification test described above with respect to any quarter, the Trust will nevertheless be considered to have

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satisfied the requirements for such quarter if the Trust cures such failure within six months and either: (i) such failure is de minimis; or (ii) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the Trust reports the failure under Treasury Regulations to be adopted and pays an excise tax.

The Trust may make investments that produce income that is not matched by a corresponding cash distribution to the Trust, such as investments in pay-in-kind bonds or in obligations such as zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the Trust elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Trust and therefore, would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Trust, the Trust may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Investments in debt obligations that are at risk of or are in default present special tax issues for the Trust. Tax rules are not entirely clear about issues such as when the Trust may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Trust that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to federal income or excise tax.

The Trust is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Trust elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions also may require the Trust to recognize income or gain without a concurrent receipt of cash.

The Trust may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, the Trust may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Trust’s portfolio. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Trust to obtain cash corresponding to its earnings or assets in those countries. However, the Trust must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a RIC and avoid liability for any federal income or excise tax. Therefore, the Trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

The Trust may make investments in convertible securities and exchange traded notes. Convertible debt ordinarily is treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt, such as an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, currency or commodity, is often treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

The Trust may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Trust (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Trust and defer recognition of certain of the Trust’s losses. In addition, these provisions (1) will require the Trust to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Trust to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

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Gains or losses attributable to fluctuations in exchange rates between the time the Trust accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Trust actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss. As noted above, with respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from RIC qualifying income foreign currency gains that are not directly related to the Trust’s principal business of investing in stock or securities (or options or future with respect to stock or securities), but no regulations have been proposed or adopted pursuant to this grant of regulatory authority. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Trust’s investment company taxable income computed without regard to such loss but after considering the post-October loss regulations the resulting overall ordinary loss for such year would not be deductible by the Trust or its shareholders in future years. Under such circumstances, distributions paid by the Trust could be deemed return of capital.

For United States federal income tax purposes, distributions paid out of the Trust’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Trust (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Trust itself. The Trust does not expect its dividend distributions to qualify as qualified dividend income.

Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Trust owned for one year or less will be taxable as ordinary income.

Shareholders receiving any distribution from the Trust in the form of additional shares pursuant to a dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

At least annually, the Trust intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain.

Net capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a Common Shareholder has held his or her Common Shares. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) generally, 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (10% for individuals in the 10% and 15% tax brackets, and 20% for individuals in the 39.6% bracket).

If the Trust retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of the Trust will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence.

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If, for any calendar year, the Trust’s total distributions exceed the Trust’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares.

The Internal Revenue Service (“IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, if the Trust issues preferred shares, it will designate dividends made with respect to Common Shares and preferred shares as consisting of particular types of income (e.g., net capital gain and ordinary income) in accordance with the proportionate share of each class in the total dividends paid by the Trust during the year.

Dividends and other taxable distributions declared by the Trust in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each Common Shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions (including net capital gains credited to the Common Shareholder but retained by the Trust) after the close of the Trust’s taxable year.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% tax may apply to certain individual, estate or trust shareholders’ taxable distributions and to any capital gains.  If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such share. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other substantially identical shares of the Trust or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

As with all investment companies, the Trust may be required to “backup” withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to Common Shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or if the Common Shareholders have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Trust may invest in other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Trust, it could affect the timing or character of income recognized by the Trust, requiring the Trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

The Code, with respect to all of the foregoing matters and other matters that may affect the Trust or the Common Shareholders, is constantly subject to change by Congress.  In recent years there have been significant changes in the Code, and Congress is currently actively considering further significant changes to federal tax law, including possible changes to the tax-exempt status of interest income from municipal obligations.  It is not possible at this time to predict whether or to what extent any changes will be made to the Code.  Prospective investors should note that the Trust will not undertake to advise investors of any legislative or other developments.  Such investors should consult their own tax advisers regarding pending and proposed legislation or other changes.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion

32

assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

OTHER INFORMATION

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust or Bylaws protect a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding 75% of the outstanding shares entitled to vote for such Trustee have removed him from that office for cause either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Secretary of the Trust shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of shares entitled to vote a majority of all votes entitled to be cast at such meeting.  The Trust’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

FIVE-YEAR TERM AND FINAL DISTRIBUTION

On or about [X], 2021 (the “Termination Date”), the Trust intends to cease its investment operations, liquidate its portfolio, retire or redeem its leverage facilities, and seek to return Original NAV (as defined below) to common shareholders, unless the term is extended for one period of up to six months by a vote of the Board. The amount distributed to shareholders at termination will be based on the Trust’s NAV at that time, and depending upon a variety of factors, including the performance of the Trust’s portfolio over the life of the Trust, may be more or less, and perhaps significantly less, than Original NAV, or a shareholder’s original investment. Although the Trust has an investment objective of returning $9.85 per share (the original NAV per common share before deducting offering costs of $0.04 per share) (“Original NAV”) to holders of common shares on or about the Termination Date, the Trust may not be successful in achieving this objective. The Trust’s ability to return Original NAV to common shareholders on or about the Termination Date will depend on market conditions and the success of the Trust’s portfolio investments and cash flow management.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[               ], independent registered public accounting firm, audits the Trust’s financial statements and provides other audit, tax and related services.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE ADDED BY AMENDMENT]

34

FINANCIAL STATEMENTS

Eaton Vance High Income 2021 Target Term Trust

STATEMENT OF ASSETS AND LIABILITIES

As of [       ], 2016

ASSETS
Cash
Offering costs

Total assets

LIABILITIES
Accrued offering costs

Total liabilities

Net assets applicable to [5,000] common shares ($0.01 par value per share) of beneficial interest issued and outstanding

Net asset value and offering price per share

35

NOTES TO FINANCIAL STATEMENTS

36

Appendix A

DESCRIPTION OF SECURITIES RATINGS(†)

[TO BE ADDED BY AMENDMENT]

A-1

APPENDIX B

EATON VANCE FUNDS

Proxy voting policy and procedures

I. OVERVIEW

The Boards of Trustees (the “Board”) of the Eaton Vance Funds1 have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”).  For purposes of this Policy:

· “Fund” means each registered investment company sponsored by the Eaton Vance organization; and

· “Adviser” means the adviser or sub-adviser responsible for the day-to-day management of all or a portion of the Fund’s assets.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

The Board hereby delegates to the Adviser responsibility for voting the Fund’s proxies as described in this Policy. In this connection, the Adviser is required to provide the Board with a copy of its proxy voting policies and procedures (“Adviser Procedures”) and all Fund proxies will be voted in accordance with the Adviser Procedures, provided that in the event a material conflict of interest arises with respect to a proxy to be voted for the Fund (as described in Section IV below) the Adviser shall follow the process for voting such proxy as described in Section IV below.

The Adviser is required to report any material change to the Adviser Procedures to the Board in the manner set forth in Section V below.  In addition, the Board will review the Adviser Procedures annually.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

Pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to file Form N-PX no later than August 31st of each year.  On Form N-PX, the Fund is required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted on the matter and whether it voted for or against management.

To facilitate the filing of Form N-PX for the Fund:

·

he Adviser is required to record, compile and transmit in a timely manner all data required to be filed on Form N-PX for the Fund that it manages.  Such data shall be transmitted to Eaton Vance Management, which acts as administrator to the Fund (the “Administrator”) or the third party service provider designated by the Administrator; and

·

the Administrator is required to file Form N-PX on behalf of the Fund with the Securities and Exchange Commission (“Commission”) as required by the 1940 Act.  The Administrator may delegate the filing to a third party service party provided each such filing is reviewed and approved by the Administrator.

IV. CONFLICTS OF INTEREST

The Board expects the Adviser, as a fiduciary to the Fund it manages, to put the interests of the Fund and its shareholders above those of the Adviser.  When required to vote a proxy for the Fund, the Adviser may have material business relationships with the issuer soliciting the proxy that could give rise to a potential material conflict of interest for the Adviser.2  In the event such a material conflict of interest arises, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board, or any committee, sub-committee or group of Independent Trustees identified by the Board (as long as such committee, sub-committee or group contains at least two or more Independent Trustees) (the “Board Members”), concerning the material conflict.3  For ease of communicating with the Board Members, the Adviser is required to provide the foregoing notice to the Fund’s Chief Legal Officer who will then notify and facilitate a consultation with the Board Members.

Once the Board Members have been notified of the material conflict:

·

They shall convene a meeting to review and consider all relevant materials related to the proxies involved.  This meeting shall be convened within 3 business days, provided that it an effort will be made to convene the meeting sooner if the proxy must be voted in less than 3 business days;

·

In considering such proxies, the Adviser shall make available all materials requested by the Board Members and make reasonably available appropriate personnel to discuss the matter upon request.

·

The Board Members will then instruct the Adviser on the appropriate course of action with respect to the proxy at issue.

If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, the Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Board as soon as practicable and to the Board at its next meeting.  Any determination regarding the voting of proxies of the Fund that is made by the Board Members shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. REPORTS AND REVIEW

The Administrator shall make copies of each Form N-PX filed on behalf of the Fund available for the Boards’ review upon the Boards’ request.  The Administrator (with input from the Adviser for the Fund) shall also provide any reports reasonably requested by the Board regarding the proxy voting records of the Fund.

The Adviser shall report any material changes to the Adviser Procedures to the Board as soon as practicable and the Boards will review the Adviser Procedures annually.

The Adviser also shall report any changes to the Adviser Procedures to the Fund Chief Legal Officer prior to implementing such changes in order to enable the Administrator to effectively coordinate the Fund’s disclosure relating to the Adviser Procedures.

To the extent requested by the Commission, the Policy and the Adviser Procedures shall be appended to the Fund’s statement of additional information included in its registration statement.

_____________________

1

The Eaton Vance Funds may be organized as trusts or corporations.  For ease of reference, the Funds may be referred to herein as Trusts and the Funds’ Board of Trustees or Board of Directors may be referred to collectively herein as the Board.

2

An Adviser is expected to maintain a process for identifying a potential material conflict of interest.  As an example only, such potential conflicts may arise when the issuer is a client of the Adviser and generates a significant amount of fees to the Adviser or the issuer is a distributor of the Adviser’s products.

3

If a material conflict of interest exists with respect to a particular proxy and the proxy voting procedures of the relevant Adviser require that proxies are to be voted in accordance with the recommendation of a third party proxy voting vendor, the requirements of this Section IV shall only apply if the Adviser intends to vote such proxy in a manner inconsistent with such third party recommendation.

Eaton Vance Management

Boston Management and Research

Eaton Vance Investment Counsel

Eaton Vance Trust Company

Eaton Vance Management(International) Limited

Proxy voting policies and procedures

I. INTRODUCTION

Eaton Vance Management, Boston Management and Research, Eaton Vance Investment Counsel, Eaton Vance Management (International) Limited and Eaton Vance Trust Company (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and, to the extent applicable, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.  The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures.  These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. OVERVIEW

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client.  In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser has established guidelines (“Guidelines”) as described below and generally will utilize such Guidelines in voting proxies on behalf of its clients.  The Guidelines are largely based on those developed by the Agent (defined below) but also reflect input from the Global Proxy Group (defined below) and other Adviser investment professionals and are believed to be consistent with the views of the Adviser on the various types of proxy proposals.  These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.  The Guidelines provide a framework for analysis and decision making but do not address all potential issues.

Except as noted below, each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with the Guidelines in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below.  The Agent is currently Institutional Shareholder Services Inc.  Where applicable, proxies will be voted in accordance with client-specific guidelines or, in the case of an Eaton Vance Fund that is sub-advised, pursuant to the sub-adviser’s proxy voting policies and procedures.  Although an Adviser retains the services of the Agent for research and voting recommendations, the Adviser remains responsible for proxy voting decisions.

III. ROLES AND RESPONSIBILITIES

A. Proxy Administrator

The Proxy Administrator coordinates the consideration of proxies referred back to the Adviser by the Agent, and otherwise administers these Procedures.  In the Proxy Administrator’s absence, another employee of the Adviser may perform the Proxy Administrator’s responsibilities as deemed appropriate by the Global Proxy Group.

B. Agent

The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  Each Adviser shall instruct the custodian for its clients to deliver proxy ballots and related materials to the Agent.  The Agent shall vote and/or refer all proxies in accordance with the

Guidelines.  The Agent shall retain a record of all proxy votes handled by the Agent.  With respect to each Eaton Vance Fund memorialized therein, such record must reflect all of the information required to be disclosed in the Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, to the extent applicable.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.   Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.  The Advisers are responsible for the ongoing oversight of the Agent as contemplated by SEC Staff Legal Bulletin No. 20 (June 30, 2014).  Such oversight currently may include one or more of the following:

·

periodic review of Agent’s proxy voting platform and reporting capabilities (including recordkeeping);

·

periodic review of a sample of ballots for accuracy and correct application of the Guidelines;

·

periodic meetings with Agent’s client services team;

·

periodic in-person and/or web-based due diligence meetings;

·

receipt and review of annual certifications received from the Agent; and/or

·

annual review of due diligence materials provided by the Agent, including review of procedures and practices regarding potential conflicts of interests.

C. Global Proxy Group

The Adviser shall establish a Global Proxy Group which is responsible for establishing the Guidelines (described below) and reviewing such Guidelines at least annually.  The Global Proxy Group shall also review recommendations to vote proxies in a manner that is contrary to the Guidelines and when the proxy relates to a conflicted company of the Adviser or the Agent as described below.

The members of the Global Proxy Group shall include the Chief Equity Investment Officer of Eaton Vance Management (“EVM”) and selected members of the Equity Departments of EVM and Eaton Vance Management (International) Limited (“EVMI”).  The Proxy Administrator is not a voting member of the Global Proxy Group.  Members of the Global Proxy Group may be changed from time to time at the Advisers’ discretion.  Matters that require the approval of the Global Proxy Group may be acted upon by its member(s) available to consider the matter.

IV. PROXY VOTING

A. The Guidelines

The Global Proxy Group shall establish recommendations for the manner in which proxy proposals shall be voted (the “Guidelines”).  The Guidelines shall identify when ballots for specific types of proxy proposals shall be voted (1) or referred to the Adviser.  The Guidelines shall address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and other proposals affecting shareholder rights.  In determining the Guidelines, the Global Proxy Group considers the recommendations of the Agent as well as input from the Advisers’ portfolio managers and analysts and/or other internally developed or third party research.

The Global Proxy Group shall review the Guidelines at least annually and, in connection with proxies to be voted on behalf of the Eaton Vance Funds, the Adviser will submit amendments to the Guidelines to the Fund Boards each year for approval.

With respect to the types of proxy proposals listed below, the Guidelines will generally provide as follows:

1.  Proposals Regarding Mergers and Corporate Restructurings/Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

2.  Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

3.  Proposals Regarding Proxy Contests

The Agent shall be directed to refer contested proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator.

4.  Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

Interpretation and application of the Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer or the Adviser may be or become subject. The Guidelines generally relate to the types of proposals that are most frequently presented in proxy statements to shareholders.  In certain circumstances, an Adviser may determine to vote contrary to the Guidelines subject to the voting procedures set forth below.

B.  Voting Procedures

Except as noted in Section V below, the Proxy Administrator shall instruct the Agent to vote proxies as follows:

1 Vote in Accordance with Guidelines

If the Guidelines prescribe the manner in which the proxy is to be voted, the Agent shall vote in accordance with the Guidelines, which for certain types of proposals, are recommendations of the Agent made on a case-by-case basis.

2 Seek Guidance for a Referred Item or a Proposal for which there is No Guideline

If (i) the Guidelines state that the proxy shall be referred to the Adviser to determine the manner in which it should be voted or (ii) a proxy is received for a proposal for which there is no Guideline, the Proxy Administrator shall consult with the analyst(s) covering the company subject to the proxy proposal and shall instruct the Agent to vote in accordance with the determination of the analyst. The Proxy Administrator will maintain a record of all proxy proposals that are referred by the Agent, as well as all applicable recommendations, analysis and research received and the resolution of the matter.  Where more than one analyst covers a particular company and the recommendations of such analysts for voting a proposal subject to this Section IV.B.2 conflict, the Global Proxy Group shall review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for clients (including Funds).

3 Votes Contrary to the Guidelines or Where Agent is Conflicted

In the event an analyst with respect to companies within his or her coverage area may recommend a vote contrary to the Guidelines, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the Proposal along with any other relevant materials, including a description of the basis for the analyst’s recommendation via email and the Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group.  The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast on behalf of the Eaton Vance Funds contrary to the Guidelines, and shall do so quarterly.  A similar process will be followed if the Agent has a conflict of interest with respect to a proxy as described in Section VI.B.

4 Do Not Cast a Vote

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.  In addition, the Advisers may determine not to vote (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant (e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence); (ii) if the cost of voting a proxy outweighs the benefits (e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security); or (iii) in markets in which shareholders' rights are limited, and the Adviser is unable to timely access ballots or other proxy information.  Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

C.  Securities on Loan

When a fund client participates in the lending of its securities and the securities are on loan at the record date for a shareholder meeting, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted.  In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the Adviser will make reasonable efforts to terminate the loan in time to be able to cast such vote or exercise such consent.  The Adviser shall instruct the fund’s security lending agent to refrain from lending the full position of any security held by a fund to ensure that the Adviser receives notice of proxy proposals impacting the loaned security.

V. RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended.  Those records will include:

·

A copy of the Advisers’ proxy voting policies and procedures;

·

Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

·

A record of each vote cast;

·

A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

·

Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

Notwithstanding anything contained in this Section V, Eaton Vance Trust Company shall maintain records relating to the proxies it votes on behalf of its clients in accordance with laws and regulations applicable to it and its activities.  In addition, EVMI shall maintain records relating to the proxies it votes on behalf of its clients in accordance with UK law.

VI. ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own.  In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

·

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds).   Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

·

A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

·

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”).  If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group.

·

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Global Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will then determine if a material conflict of interest exists between the relevant Adviser and its clients (in consultation with the Legal and Compliance Department if needed).  If the Global Proxy Group determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

·

The client, in the case of an individual, corporate, institutional or benefit plan client;

·

In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

·

The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety.  If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests.   In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data.  The Advisers shall review such information on a monthly basis.  The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator.  Any such proxy referred by the Agent shall be referred to the Global Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation.  The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Global Proxy Group.

____________________

1 The Guidelines will prescribe how a proposal shall be voted or provide factors to be considered on a case-by-case basis by the Agent in recommending a vote pursuant to the Guidelines.

Eaton Vance High Income 2021 Target Term Trust

Statement of Additional Information

[               ], 2016

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

[      ]

Transfer Agent

[          ]

Independent Registered Public Accounting Firm

[          ]

PART C

OTHER INFORMATION

ITEM 25.

FINANCIAL STATEMENTS AND EXHIBITS

(1)

FINANCIAL STATEMENTS:

Included in Part A:

Not applicable.

Included in Part B:

Report of Independent Registered Public Accounting Firm to be filed by amendment.

Statement of Assets and Liabilities to be filed by amendment.

Notes to Financial Statement to be filed by amendment.

(2)

EXHIBITS:

(a)

Agreement and Declaration of Trust dated February 5, 2016, filed herein.

(b)

By-Laws dated February 5, 2016, filed herein.

(c)

Not applicable.

(d)

Not applicable.

(e)

Dividend Reinvestment Plan to be filed by amendment.

(f)

Not applicable.

(g)

(1)

Investment Advisory and Administrative Agreement to be filed by amendment.

(h)

(1)

Form of Underwriting Agreement to be filed by amendment.

(2)

Form of Master Selected Dealer Agreement to be filed by amendment.

(i)

The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

(j)

(1)

Amended and Restated Master Custodian Agreement with State Street Bank & Trust Company to be filed by amendment.

(2)

Amended and Restated Services Agreement with State Street Bank & Trust Company to be filed by amendment.

(k)

(1)

Transfer Agency and Services Agreement to be filed by amendment.

(2)

Organizational and Expense Reimbursement Agreement to be filed by amendment.

(l)

Opinion and Consent of K&L Gates LLP as to Registrant’s Common Shares to be filed by amendment.

(m)

Not applicable.

(n)

Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(o)

Not applicable.

(p)

Letter Agreement with Eaton Vance Management to be filed by amendment.

(q)

Not applicable.

(r)

(1)

Code of Ethics adopted by the Eaton Vance Entities and the Eaton Vance Funds effective September 1, 2000, as revised November 9, 2015 filed as Exhibit (p) to Post-Effective Amendment No. 159 of Eaton Vance Municipals Trust (File Nos. 033-00572, 811-04409) filed November 23, 2015 (Accession No. 0000940394-15-001344) and incorporated herein by reference.

(s)

(1)

Power of Attorney to be filed by amendment.

ITEM 26.

MARKETING ARRANGEMENTS

See Form of Underwriting Agreement to be filed by amendment.

ITEM 27.

OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees

$[

]

Financial Industry Regulatory Authority, Inc. Fees

$[

]

NYSE Fees

$[

]

Costs of Printing and Engraving

$[

]

Accounting Fees and Expenses

$[

]

Legal Fees and Expenses

$[

]

===============

Total

$[

]

ITEM 28.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.

NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of February 5, 2016 each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial interest, par value $0.01 per share	0

ITEM 30.

INDEMNIFICATION

The Registrant’s By-Laws filed herewith contain and the Form of Underwriting Agreement to be filed by amendment is expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption “Investment Advisory and Other Services” in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Securities and Exchange Commission, all of which are incorporated herein by reference.

ITEM 32.

LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111, and its transfer agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, Two International Place, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33.

MANAGEMENT SERVICES

Not applicable.

ITEM 34.

UNDERTAKINGS

1.

The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.

Not applicable.

3.

Not applicable.

4.

Not applicable.

5.

The Registrant undertakes that:

a.

for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

NOTICE

A copy of the Agreement and Declaration of Trust of Eaton Vance High Income 2021 Target Term Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 8th day of February 2016.

Eaton Vance High Income 2021 Target Term Trust

By:

/s/ Payson F. Swaffield

Payson F. Swaffield

President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Payson F. Swaffield Payson F. Swaffield	President and Chief Executive Officer	February 8, 2016
/s/ James F. Kirchner James F. Kirchner	Treasurer (and Principal Financial and Accounting Officer)	February 8, 2016
/s/ Maureen A. Gemma Maureen A. Gemma	Trustee	February 8, 2016
/s/ Jane Rudnick Jane Rudnick	Trustee	February 8, 2016

INDEX TO EXHIBITS

(a)

Agreement and Declaration of Trust dated February 5, 2016.

(b)

By-Laws dated February 5, 2016.